UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
BLUE APRON HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

2023
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

Dear Blue Apron
STOCKHOLDER:
We are pleased to invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Apron Holdings, Inc. (“Blue Apron”) to be held on Monday, June 12, 2023 at 10:00 a.m., Eastern Time, via the Internet at a virtual web conference at meetnow.global/MAGTJQZ.
Our Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the virtual meeting and submit questions during the virtual meeting by visiting the above-mentioned Internet site. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. Going forward, we intend to evaluate annually whether to hold a virtual or in-person meeting so as to best enable stockholder attendance and participation.
Details regarding the virtual meeting and the business to be conducted are more fully described in the accompanying Notice of 2023 Annual Meeting of Stockholders and Proxy Statement.
Pursuant to the Securities and Exchange Commission (“SEC”) rules that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting the proxy materials on the Internet and delivering a notice of the Internet availability of the proxy materials under the SEC’s “notice and access” rules.
On or about April [28], 2023, we will begin mailing to our stockholders a Notice of Internet Availability (the “Notice”) containing instructions on how to access or request a copy of our Proxy Statement for the Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2022.
YOUR VOTE IS IMPORTANT.
Whether or not you plan to attend the Annual Meeting online, I hope you will submit a proxy to vote your shares as soon as possible. You may submit a proxy to vote your shares over the Internet in advance of the Annual Meeting or during the virtual Annual Meeting or, if you requested printed copies of proxy materials, you may also vote by mailing a proxy card or submitting a proxy by telephone. Please review the instructions on the Notice or on the proxy card regarding your voting options.
If you plan to attend the virtual Annual Meeting, you will need the control number included in your Notice, on your proxy card or voting instruction form. The virtual Annual Meeting will begin promptly at 10:00 a.m., Eastern Time on Monday, June 12, 2023. Please allow yourself ample time for the online check-in procedures.
Thank you for being a Blue Apron stockholder. We hope that you can attend the Annual Meeting online.
Sincerely,

LINDA FINDLEY President and Chief Executive Officer
April [28], 2023

BLUE APRON HOLDINGS, INC.  |  28 LIBERTY STREET, NEW YORK, NY 10005  |  INVESTORS.BLUEAPRON.COM

Notice of 2023 Annual Meeting
OF STOCKHOLDERS
Notice is hereby given that Blue Apron Holdings, Inc. will hold its 2023 Annual Meeting of Stockholders (the “Annual Meeting”):

When	Live webcast	Record date
Monday, June 12, 2023 10:00 a.m., Eastern Time	meetnow.global/MAGTJQZ	Only holders of record of our Class A common stock at the close of business on April 17, 2023 are entitled to notice of and to vote at the Annual Meeting
At the Annual Meeting, we will ask you to consider and vote upon these proposals.

Items of Business
1
To elect the following four directors to hold office until our 2024 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal:
• Beverly K. Carmichael • Jennifer Carr-Smith • Brenda Freeman • Elizabeth Huebner

2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023
3	To hold a non-binding, advisory vote to approve named executive officer compensation
4	To hold a non-binding, advisory vote on the frequency of future advisory votes to approve named executive officer compensation
5	To approve an amendment to our restated certificate of incorporation, as amended, to effect a reverse stock split of our Class A common stock (the "Reverse Stock Split") at a ratio of not less than 1-for-5 and not greater than 1-for-20, with the exact split ratio and the implementation and timing of the Reverse Stock Split to be set within that rate at the discretion of our board of directors prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Annual Meeting, without further approval or authorization of our stockholders and with our board of directors able to elect to abandon such proposed amendment and not effect the Reverse Stock Split authorized by our stockholders, in its sole discretion (the “Reverse Split Proposal”)
6	To transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof)
Our Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the virtual meeting and submit questions during the virtual meeting by visiting the above-mentioned Internet site. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. Going forward, we intend to evaluate annually whether to hold a virtual or in-person meeting so as to best enable stockholder attendance and participation.
Only holders of record of our Class A common stock at the close of business on April 17, 2023 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting as set forth in the enclosed proxy statement (the “Proxy Statement”). A complete list of registered stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investor.relations@blueapron.com, stating the purpose of the request and providing proof of ownership of Class A common stock. This list will also be available for examination to stockholders of record during the virtual Annual Meeting webcast at meetnow.global/MAGTJQZ.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
You are entitled to virtually attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are a stockholder of record, your ownership as of the Record Date will be verified prior to admittance into the virtual Annual Meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, to attend, vote and ask questions at the virtual Annual Meeting. Further information about how to attend the virtual Annual Meeting online, vote your shares online during the meeting and submit questions online during the meeting is included in the accompanying Proxy Statement.
For instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section titled “Voting” beginning on page 3 of the attached Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By Order of Our Board of Directors,

MEREDITH L. DEUTSCH General Counsel and Corporate Secretary April [28], 2023

Your Vote IS IMPORTANT

In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the virtual Annual Meeting online, please submit a proxy to vote your shares as promptly as possible over the Internet by following the instructions on your Notice or, if you requested printed copies of your proxy materials, by following the instructions on your proxy card.
Your participation will help to ensure the presence of a quorum at the virtual Annual Meeting and save Blue Apron the extra expense associated with additional solicitation.
If you hold your shares through a broker, your broker is not permitted to vote on your behalf in the election of directors (Proposal 1), the non-binding, advisory vote to approved named executive officer compensation, or “say-on-pay” vote (Proposal 3), or the non-binding, advisory vote on the frequency of future say-on-pay votes, or the “say-on-frequency” vote (Proposal 4), unless you provide specific instructions to the broker by completing and returning any voting instruction form that the broker provides (or following any instructions that allow you to vote your broker-held shares via telephone or the Internet).

For your vote to be counted, you will need to submit your proxy in advance of the Annual Meeting or vote at the Annual Meeting in accordance with the instructions set forth in these proxy materials.
Submitting a proxy to vote your shares in advance will not prevent you from attending the virtual Annual Meeting online, revoking your earlier submitted proxy in accordance with the instructions set forth in the proxy materials or voting your shares online during the virtual Annual Meeting.

BLUE APRON HOLDINGS, INC.  |  28 LIBERTY STREET, NEW YORK, NY 10005  |  INVESTORS.BLUEAPRON.COM

1	General Information
2	Information about Our Annual Meeting and Voting
7	Proposal 1—Election of Directors
7	Number of Directors; Board Structure
7	Nominees
7	Recommendation of Our Board of Directors
8	Directors, Executive Officers and Corporate Governance
8	Board of Directors
11	Nominees for Election for a One-Year Term Ending at the 2024 Annual Meeting
15	Class I Directors Continuing in Office Until the 2024 Annual Meeting
17	Executive Officers
20	Director Independence
21	Board Leadership Structure
21	Code of Conduct and Ethics
22	Corporate Governance Guidelines
22	Board Meetings
23	Annual Meeting Attendance
23	Committees
27	Compensation Consultants
28	People, Culture and Compensation Committee Interlocks and Insider Participation
28	Board Processes
32	Stockholder Communications
33	Environmental, Social and Governance Initiatives
36	Proposal 2—Ratification of the Appointment of Our Independent Registered Public Accounting Firm
36	Principal Accounting Fees and Services
37	Recommendation of Our Board of Directors
38	Report of the Audit Committee of Our Board of Directors
39	Proposal 3—Advisory Vote to Approve Named Executive Officer Compensation
39	Recommendation of Our Board of Directors

40	Proposal 4—Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation
40	Recommendation of Our Board of Directors
41	Proposal 5 - To Approve an Amendment to Our Restated Certificate of Incorporation, As Amended, to Effect a Reverse Stock Split
49	Recommendation of Our Board of Directors
50	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
52	Executive Compensation
52	Executive Compensation Overview
52	Summary Compensation Table
53	Narrative to Summary Compensation Table
56	Outstanding Equity Awards at Fiscal Year-End
58	Equity Compensation Plan Information
59	Pay Versus Performance Disclosure
61	Potential Payments Upon Termination or Change in Control
62	Retirement Benefits
62	Employee Benefits and Perquisites
62	Prohibition on Hedging and Certain Other Transactions
63	Limitation of Liability and Indemnification
64	Director Compensation
66	Certain Relationships and Related Transactions
66	Policies and Procedures for Related Person Transactions
67	Related Person Transactions
73	Transaction of Other Business
73	Additional Information
73	Procedures for Submitting Stockholder Proposals
A-1	Annex A—Proposed Certificate of Amendment to Restated Certificate of Incorporation

In this Proxy Statement the terms “Blue Apron,” “the company,” “we,” “us,” and “our” refer to Blue Apron Holdings, Inc.
Certain statements in this Proxy Statement, other than purely historical information, including statements relating to our business plans and objectives, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may appear throughout this report. When used in this Proxy Statement, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially, including but not limited to the risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2022, filed on Form 10-K with the Securities and Exchange Commission (“SEC”) on March 16, 2023, our ability to set and achieve our environmental, sustainability and corporate governance goals, as set forth under “Directors, Executive Officers and Corporate Governance—Environmental, Social and Governance Initiatives” of this Proxy Statement, on our anticipated timeframe or at all, and in risks and uncertainties described in other filings that we may make with the SEC in the future. The Proxy Statement speaks only as to the date it has been made available to stockholders, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
All website addresses set forth in this Proxy Statement are for information only and are not intended to be an active link or to incorporate any website information into this document.

Proxy Statement for the 2023 Annual Meeting
OF STOCKHOLDERS TO BE HELD MONDAY, JUNE 12, 2023
General Information

Our board of directors solicits your proxy on our behalf for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), and at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement and the accompanying Notice of Internet Availability of Proxy Materials (the “Notice”).
The Annual Meeting will be held:

When	Live webcast	Record date
Monday, June 12, 2023 10:00 a.m., Eastern Time	meetnow.global/MAGTJQZ	April 17, 2023

Availability of proxy materials
We intend to mail a Notice of Internet Availability of Proxy Materials to stockholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April [28], 2023.
The mailing address of our principal executive
offices is:

Blue Apron Holdings, Inc. 28 Liberty Street New York, NY 10005
BLUE APRON 2023 PROXY STATEMENT 1

PROXY STATEMENT | INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Information about the Annual Meeting and Voting

INTERNET AVAILABILITY OF PROXY MATERIALS
We are providing access to our proxy materials over the Internet. On or about April [28], 2023, we will mail the Notice to stockholders, unless they requested a printed copy of proxy materials. The Notice contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or e-mail copy of our proxy materials, please follow the instructions in the Notice. If you requested printed versions of these materials by mail, they will also include a proxy card for the virtual Annual Meeting.
RECORD DATE
April 17, 2023
QUORUM
The holders of a majority of the voting power of all issued and outstanding shares of our Class A common stock entitled to vote on the Record Date must be virtually present online or represented by proxy at the Annual Meeting to constitute a quorum. For purposes of establishing a quorum, abstentions and “broker non-votes” are counted as present.
SHARES OUTSTANDING

Class of Blue Apron shares	Number of outstanding shares as of the Record Date
Class A common stock	[●] shares
Class B common stock	none
Class C capital stock	none
STOCKHOLDER LIST
A list of registered stockholders as of the close of business on the Record Date will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investor.relations@blueapron.com, stating the purpose of the request and providing proof of ownership of Class A common stock. This list will also be available for examination to stockholders of record during the virtual Annual Meeting webcast at meetnow.global/MAGTJQZ.
ATTENDANCE AT VIRTUAL ANNUAL MEETING
We will host the Annual Meeting live online via webcast. You may attend the Annual Meeting live online by visiting meetnow.global/MAGTJQZ. The webcast will start at 10:00 a.m., Eastern Time, on Monday, June 12, 2023. You will need the control number included on your Notice, proxy card or voting instruction form in order to be able to attend, vote or ask questions during the meeting. The password for the meeting is APRN2023. Please allow yourself ample time for the online check-in procedures.

If you are not a stockholder of record but your shares are held in “street name”, meaning they are held for your account by a bank or broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, to attend the virtual Annual Meeting. To register to attend the virtual Annual Meeting, you must submit proof of beneficial ownership as of the Record Date, with your name and email address to Computershare. Requests for registration of beneficial owners must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 3, 2023. You will receive a confirmation of your registration by email after Computershare receives your registration materials. Requests for registration should be directed to:

legalproxy@computershare.com
Computershare Blue Apron Holdings, Inc. Legal Proxy P.O. Box 43001 Providence, RI 02940-3001
2 BLUE APRON 2023 PROXY STATEMENT

PROXY STATEMENT | INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
QUESTIONS AT THE ANNUAL MEETING
If you wish to submit a question prior to or during the virtual Annual Meeting, you may log into, and ask a question on, the virtual meeting platform at meetnow.global/MAGTJQZ. Our virtual meeting will be governed by our Rules of Conduct which will be available on the virtual meeting platform during the virtual Annual Meeting. The Rules of Conduct will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.
VOTING
There are five ways a stockholder of record can vote. If you are a stockholder of record as of the Record Date, you may vote by using any of the following methods:
STOCKHOLDERS OF RECORD

BY INTERNET	Prior to the Annual Meeting, go to www.investorvote.com/APRN

BY QR CODE	Scan the QR code on your proxy card

BY TELEPHONE	Call toll-free 1 (800) 652-VOTE (8683) within the USA, US territories and Canada

BY MAIL	If you requested printed copies of proxy materials, complete, sign and date your proxy card and return in the postage-paid envelope

DURING THE ANNUAL MEETING	Go to meetnow.global/MAGTJQZ
If you hold your shares through a bank or broker, please follow their instructions in order to vote.
The Annual Meeting will be a virtual only meeting, which can be accessed at meetnow.global/MAGTJQZ. If you are a stockholder of record as of the Record Date, you will have the ability to attend the virtual
Annual Meeting and vote online during the Annual Meeting. If you are not a stockholder of record but your shares are held in “street name”, meaning they are held for your account by a bank or broker, trustee or nominee, see “Attendance at Virtual Annual Meeting” above. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting virtually, revoking an earlier-submitted proxy in accordance with the process outlined below and voting online during the virtual Annual Meeting.

DEADLINE TO VOTE	In order to be counted, proxies submitted by telephone, Internet or QR code must be received by 11:59 p.m., Eastern Time, on June 11, 2023. Proxies submitted by U.S. mail must be received before the start of the virtual Annual Meeting.
REVOKING YOUR PROXY
Stockholders of record may revoke their proxies by virtually attending the Annual Meeting and voting online during the Annual Meeting, by filing an instrument in writing revoking the proxy prior to the Annual Meeting or by filing another duly executed proxy bearing a later date with our Corporate Secretary before the vote is counted or by submitting a proxy again using the telephone or Internet before the cutoff time (11:59 p.m., Eastern Time, on June 11, 2023). Your latest telephone or Internet proxy submitted prior to the Annual Meeting is the one that will be counted, unless you virtually attend the Annual Meeting and vote your shares online during the meeting. Attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.
VOTING RIGHTS
Holders of our Class A common stock are entitled to one vote per share of Class A common stock held on the Record Date in respect of any proposal presented at the Annual Meeting. Holders of our Class B common stock are entitled to ten votes per share of Class B common stock held on the Record Date in respect of any proposal presented at the Annual Meeting; however, there were no shares of Class B common stock outstanding as of the Record Date. Holders of our Class C capital stock have no voting rights except as prescribed by law or as provided in our restated certificate of incorporation, as amended; however, there were no shares of Class C capital stock outstanding as of the Record Date.

BLUE APRON 2023 PROXY STATEMENT 3

PROXY STATEMENT | INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
VOTES REQUIRED TO ADOPT PROPOSALS

Proposal 1 - Election of Directors

As this is an uncontested election, each nominee must receive more votes properly cast FOR her election than shares voted AGAINST her election to be elected as a director. Shares held in street name by a bank or broker, trustee or nominee who indicates on their proxies that they do not have authority to vote shares on Proposal 1 will not be counted as votes FOR or AGAINST the nominees and will be treated as broker non-votes. Broker non-votes will have no effect on the election of directors. If you vote to ABSTAIN, your shares will not be voted FOR or AGAINST the nominees and will not be counted as votes cast or shares voting. As a result, voting to ABSTAIN will have no effect on the voting on the election of directors.

Proposal 2 - Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2023

A majority of the votes properly cast FOR the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. If your shares are held in street name by a bank or broker, trustee or nominee and you do not timely provide voting instructions with respect to your shares, we expect that your bank or broker, trustee or nominee will have the authority to vote your shares on Proposal 2. If you ABSTAIN from voting on Proposal 2, your shares will not be voted FOR or AGAINST Proposal 2 and will also not be counted as votes cast or shares voting on Proposal 2. As a result, voting to ABSTAIN will have no effect on the voting of Proposal 2.

Proposal 3 - Advisory vote to approve named executive officer compensation, or “say-on-pay” vote

The say-on-pay vote is a non-binding, advisory vote, and accordingly there is no “required vote” that would constitute approval. However, our board of directors, including our people, culture and compensation committee, value the opinions of our stockholders and, to the extent there are a substantial number of votes cast against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns. Shares held in street name by a bank or broker, trustee or nominee who indicates on their proxies that they do not have voting authority to vote the shares on Proposal 3 will not be counted as votes FOR or AGAINST Proposal 3 and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 3.
If you vote to ABSTAIN on Proposal 3, your shares will not be voted FOR or AGAINST Proposal 3 and will also not be counted as votes cast or shares voting on Proposal 3. Voting to ABSTAIN will have no effect on the voting of Proposal 3.

Proposal 4 - Advisory vote on the frequency of say-on-pay votes, or “say-on-frequency” vote

The say-on-frequency vote provides a choice among three frequency periods (every one, two or three years) for future advisory say-on-pay votes.

You may:
•vote ONE YEAR;
•vote TWO YEARS;
•vote THREE YEARS; or
•ABSTAIN from voting on the non-binding resolution.

The frequency period that receives the most votes will be deemed to be the recommendation to our stockholders. However, because this vote is advisory and not binding on our board, we may decide that it is not in the best interests of our stockholders to hold a say-on-pay vote more or less frequently than the frequency period selected by a plurality of our stockholders. Shares held in street name by a bank or broker, trustee or nominee who indicates on their proxies that they do not have voting authority to vote the shares on Proposal 4 will not be counted as votes FOR one of the three frequency periods and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 4. If you vote to ABSTAIN on Proposal 4, your shares will not be voted FOR one of the three frequency periods and will also not be counted as votes cast or shares voting on Proposal 4. Voting to ABSTAIN will have no effect on the voting of Proposal 4.

Proposal 5 - Approval of the Reverse Split Proposal

The affirmative vote of the holders holding a majority of the outstanding shares of our common stock and entitled to vote at the meeting properly cast FOR the proposal is required to approve the Reverse Split Proposal. If your shares are held by a bank or broker, trustee or nominee in street name and you do not timely provide voting instructions with respect to your shares, we expect that your bank or broker, trustee or nominee will have the authority to vote your shares on Proposal 5. If you ABSTAIN on Proposal 5, your shares will not be voted FOR or AGAINST Proposal 5 and will also not be counted as votes cast or shares voting on Proposal 5. Because Proposal 5 requires the affirmative vote of the holders of a majority of the shares of our outstanding common stock and entitled to vote thereon, a vote to ABSTAIN will have the same effect as a vote AGAINST Proposal 5.
4 BLUE APRON 2023 PROXY STATEMENT

PROXY STATEMENT | INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

"BROKER NON-VOTES" AND
SHARES HELD IN "STREET
NAME"

“Broker non-votes” result where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary authority to vote on a particular matter.

If your shares are held in “street name,” your broker may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Stock exchange rules permit brokers who do not receive voting instructions from their customers to vote shares held in a brokerage account on certain matters. Stock exchange rules, however, prohibit brokers from voting such uninstructed shares in the case of election of directors, executive compensation matters and certain other matters. Of the matters to be voted at the Annual Meeting, we expect the only proposals on which brokers will have discretionary voting authority are the approval of Proposal 2, the ratification of the appointment of Ernst & Young LLP, and Proposal 5, the Reverse Split Proposal.

VOTING INSTRUCTIONS
If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote FOR the election of the nominees for directors, FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, FOR the non-binding, advisory vote to approve named executive officer compensation, or “say-on-pay” vote, IN FAVOR OF the frequency of every “ONE YEAR” for the nonbinding, advisory vote on the frequency of future say-on-pay votes, or “say-on-frequency” and, FOR the Reverse Split Proposal.

The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

VOTING RESULTS
We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and final results in an amendment to the Form 8-K after they become available.
ADDITIONAL SOLICITATION/COSTS
We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers and employees may also solicit proxies on our behalf virtually during the meeting, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

BLUE APRON 2023 PROXY STATEMENT 5

PROXY STATEMENT | INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022, as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you request such separate copies by contacting us at:

Blue Apron Holdings, Inc. Attention: Investor Relations 28 Liberty Street New York, NY 10005
investor.relations@blueapron.com
(347) 719-4312
If you want to receive separate copies of the Notice, Proxy Statement or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address, email or telephone number.
6 BLUE APRON 2023 PROXY STATEMENT

Proposal 1—
ELECTION OF DIRECTORS
Number of Directors; Board Structure

Historically, our board of directors was divided into three staggered classes of directors, designated Class I, Class II and Class III, with roughly one-third of the directors in each class. At our 2021 annual meeting of stockholders, our stockholders approved an amendment to our restated certificate of incorporation, as amended, to declassify our board of directors. Commencing with the 2022 annual meeting of stockholders, directors up for election are elected to one-year terms of office, meaning that our directors who were previously designated as Class II and Class III are effectively a single class at the Annual Meeting, resulting in four directors being up for election at the Annual Meeting.

The terms of our Class I directors will expire at the 2024 annual meeting of stockholders. As such, following the Annual Meeting, all directors will be up for election at the 2024 annual meeting of stockholders. Commencing with the 2024 annual meeting of stockholders, we will have a single class of directors subject to annual election for one-year terms. Directors who have been elected or appointed to three-year terms prior to the Annual Meeting will complete those three-year terms, and thereafter will be eligible for annual one-year term re-election after completion of their current terms. In all cases, each director holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Nominees

Based on the recommendation of our nominating and corporate governance committee, our board of directors has nominated Beverly K. Carmichael, Jennifer Carr-Smith, Brenda Freeman and Elizabeth Huebner for election as directors to hold office until our 2024 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. Each of the nominees is a current member of our board of directors and has consented to serve if elected.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received FOR the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the members of our board of directors. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on our board of directors. Our board of directors may fill such vacancy at a later date or reduce the size of our board of directors. We have no reason to believe that either of the nominees will be unwilling or unable to serve if elected as a director.

Recommendation of Our Board of Directors

JENNIFER CARR-SMITH	BRENDA FREEMAN
BEVERLY K. CARMICHAEL	ELIZABETH HUEBNER

The board of directors recommends that you vote FOR the election of each of Beverly K. Carmichael, Jennifer Carr-Smith, Brenda Freeman and Elizabeth Huebner as directors to serve until the 2024 annual meeting of stockholders.

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Directors, Executive Officers
AND CORPORATE GOVERNANCE
Board of Directors

The biographies of each of the director nominees and continuing directors below contain information regarding each such person’s service as a director on our board of directors, business experience and other experiences, qualifications, attributes or skills that caused our board of directors and nominating and corporate governance committee to determine that the person should serve as a director of the company. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led our board of directors and nominating and corporate governance committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards.
Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors, including a commitment to understanding our business and industry. We also value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.
Our corporate governance guidelines also dictate that a majority of our board of directors be comprised of independent directors whom our board of directors has determined have no material relationship with the company and are otherwise “independent” directors under the published listing rules of the New York Stock Exchange (“NYSE”).

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | BOARD OF DIRECTORS
Below is information, as of April 13, 2023, regarding our director nominees and directors whose terms are continuing after the Annual Meeting.

Director	Age	Blue Apron director since	Independent	Committees
				Audit	People, Culture and Compensation	Nominating and Corporate Governance
•NOMINEES FOR ELECTION AT THE 2023 ANNUAL MEETING, WITH TERMS EXPIRING AT THE 2024 ANNUAL MEETING
Beverly K. Carmichael	64	2022
Jennifer Carr-Smith	51	2020 since 2021
Brenda Freeman	58	2020
Elizabeth Huebner	65	2020
•CLASS I CONTINUING DIRECTORS, WITH TERMS EXPIRING AT THE 2024 ANNUAL MEETING
Linda Findley	49	2019
Amit Shah	47	2022

COMMITTEE CHAIR	COMMITTEE MEMBER	CHAIRPERSON OF THE BOARD	AUDIT COMMITTEE FINANCIAL EXPERT

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | BOARD OF DIRECTORS

Gender diversity	Age

Racial diversity

We are committed to ensuring that our board of directors, taken as a whole, embodies a diverse set of skills, experience and abilities.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | NOMINEES FOR ELECTION

Nominees for Election for a One-Year Term Ending at the 2024 Annual Meeting

AGE 64 DIRECTOR SINCE March 2022 COMMITTEES •People, Culture and Compensation •Nominating and Corporate Governance	Beverly K. Carmichael	✓ INDEPENDENT

BACKGROUND
•Ms. Carmichael has served as a member of the board of directors of Cotton Patch Cafe, Inc. since January 2022, as a member of the board of directors of Viad Corp. since February 2022 and as a member of the board of directors of ezCater since March 2023.
•From July 2018 to June 2021, Ms. Carmichael served on the board of directors of Leaf Group.
•Ms. Carmichael served as executive vice president and chief people, culture and resource officer for Red Robin Gourmet Burgers, Inc., a chain of casual dining restaurants, from December 2017 to April 2019.
•From January 2014 to December 2017, Ms. Carmichael served as senior vice president and chief people officer for Cracker Barrel Old Country Store, Inc., a chain of restaurant and gift stores.
•Ms. Carmichael previously served as executive vice president and chief people officer of Ticketmaster.

•Ms. Carmichael served on the advisory board of Mogul Hospitality from September 2021 to January 2023.
•Since May 2021, Ms. Carmichael has served as a member of the board of directors of the Oklahoma Policy Institute, a nonpartisan think tank.
EDUCATION
•Ms. Carmichael holds a B.B.A. degree in business and a J.D. degree from the University of Oklahoma.
QUALIFICATIONS
•We believe that Ms. Carmichael is qualified to serve as a member of our board because of her experience across multiple industries as a human resources executive and licensed labor and employment attorney, as well as her experience serving as a director of various companies, bringing corporate governance, human capital management and talent development and succession planning skills to our board.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | NOMINEES FOR ELECTION

AGE 51 DIRECTOR SINCE October 2020 CHAIRPERSON OF THE BOARD OF DIRECTORS SINCE September 2021 COMMITTEES •Audit •People, Culture and Compensation •Nominating and Corporate Governance	Jennifer Carr-Smith	✓ INDEPENDENT

BACKGROUND
•Ms. Carr-Smith has been the president of JCS Advisory Services, LLC, a firm providing advisory services to high growth companies in the digital, consumer space, since April 2018. In connection with her role at JCS Advisory Services, LLC, Ms. Carr-Smith has served as an interim executive and/or director at various companies.
•Since July 2021, Ms. Carr-Smith has served as the co-founder and president of Athena Consumer Acquisition Corp., a company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
•From August 2017 to April 2018, Ms. Carr-Smith was general manager and senior vice president North America Local of Groupon, Inc., a global e-commerce marketplace.
•From June 2015 to August 2017, Ms. Carr-Smith was the chief executive officer and president of Peapod Online Grocer, LLC, an online grocery delivery service.
•Ms. Carr-Smith has previously served as chief operating officer of each of J. Crew Direct, giggle and Gilt.com.

•Ms. Carr-Smith has served as a member of the boards of directors of Perdue Farms since February 2019, Full Harvest from January 2020 to December 2022, Australia-based Woolworths Group (ASX: WOW) since May 2019, Zeal Grass Milk Creamery since June 2020 and Local Bounti since April 2023.
EDUCATION
•Ms. Carr-Smith holds a B.A. degree in economics from Brown University and an M.B.A. degree from Harvard Business School.
QUALIFICATIONS
•We believe that Ms. Carr-Smith is qualified to serve on our board of directors due to her experience building, scaling and transforming businesses across industry sectors, including consumer packaged goods, apparel and grocery, and her experience as an e-commerce operating executive, as well as her experience serving as a director of various companies.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | NOMINEES FOR ELECTION

AGE 58 DIRECTOR SINCE October 2020 COMMITTEES •Audit •Nominating and Corporate Governance	Brenda Freeman	✓ INDEPENDENT

BACKGROUND
•Ms. Freeman has served as Chief Brand Officer of Wunderkind Corporation, a marketing software company since March 2022.
•Since April 2021, Ms. Freeman has served as a partner of Debut Capital, an early-stage venture fund.
•Ms. Freeman founded and has served as president of Joyeux Advisory Group LLC, a firm providing advisory services to early-stage startups and Fortune 500 companies, since January 2018.
•From February 2020 to February 2021, Ms. Freeman was the chief executive officer of Arteza, Inc., a direct-to-consumer arts and crafts manufacturing and supply company.
•From March 2016 to December 2018, Ms. Freeman was chief marketing officer of Magic Leap, Inc., a virtual reality technology company, and from December 2018 to April 2019 was senior advisor to the chief executive officer.
•From March 2015 to March 2016, Ms. Freeman served as chief marketing officer of National Geographic Channel, a television network and channel.

•Ms. Freeman has been a member of the board of directors of Caleres, Inc. since April 2017, of Avnet since November 2018 and of WMH Technology since May 2020. Ms. Freeman previously served on the board of directors of Herman Miller, Inc. from January 2016 to June 2019 and on the board of directors of RTW Retailwinds, Inc. from April 2019 to April 2020.
•Previously, Ms. Freeman served as chief marketing officer at Turner Broadcasting Systems, Inc. and was vice president, television marketing at DreamWorks Animation SKG Inc.
EDUCATION
•Ms. Freeman holds a B.S. degree in chemical engineering and an M.B.A. degree from the University of Maryland.
QUALIFICATIONS
•We believe that Ms. Freeman is qualified to serve on our board of directors due to her experience as an executive in e-commerce, direct-to-consumer, marketing and business strategy, as well as her experience serving as a director of various other companies.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | NOMINEES FOR ELECTION

AGE 65 DIRECTOR SINCE January 2020 COMMITTEES •Audit •People, Culture and Compensation	Elizabeth Huebner	✓ INDEPENDENT

BACKGROUND
•Ms. Huebner has served as a member of the board of directors of REI Co-op since May 2019, as a member of the board of directors of Curology, Inc. since February 2021 and as a member of the board of directors of Boom Technology, Inc. since May 2021.
•From 2009 to August 2017, Ms. Huebner served on the board of directors of Blucora, Inc.
•Ms. Huebner served as senior vice president and chief financial officer for Getty Images, Inc., a provider of visual content and rights services, from 2000 to 2006.
•Ms. Huebner previously served as chief financial officer at each of Primus Knowledge Solutions and Fluke Corporation.

EDUCATION
•Ms. Huebner holds a B.S. degree in Accounting from the University of Utah—David Eccles School of Business.
QUALIFICATIONS
•We believe that Ms. Huebner is qualified to serve on our board of directors due to her financial and accounting expertise and her experience in corporate development, strategic, financings, risk management, and compliance issues, as well as her experience serving as a director of various other companies.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | CLASS I DIRECTORS CONTINUING IN OFFICE

Class I Directors Continuing in Office until the
2024 Annual Meeting

AGE 49 DIRECTOR SINCE April 2019	Linda Findley

BACKGROUND
•Ms. Findley has been the president and chief executive officer of Blue Apron and a member of our board of directors since April 2019.
•Ms. Findley served as chief operating officer of Etsy, Inc., a global marketplace for unique and creative goods, from May 2016 to December 2018.
•From October 2012 to December 2015, Ms. Findley served in multiple positions at Evernote Corporation, a mobile app for productivity, including as chief operating officer from May 2015 to December 2015, during which time she oversaw worldwide operations and led cross-functional teams in offices across seven countries. Ms. Findley served as vice president of worldwide operations at Evernote from May 2014 to May 2015, as vice president of international marketing from April 2013 to May 2014, and as director of market development from October 2012 to April 2013.

•Ms. Findley previously worked for Alibaba.com, from July 2009 to October 2012, most recently as director of global marketing and customer experience.
•Since May 2018, Ms. Findley has served as a member of the board of directors of Ralph Lauren Corporation. Ms. Findley is also a member of the boards of directors of Styleseat and Dress for Success.
EDUCATION
•Ms. Findley holds a B.A. degree in corporate communications and journalism from Elon University and an M.A. degree in journalism and public relations from the University of North Carolina at Chapel Hill.
QUALIFICATIONS
•We believe Ms. Findley is qualified to serve on our board of directors due to her experience and various senior management roles in multiple consumer technology organizations and because of her service as our president and chief executive officer and her experience as a director at various other companies.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | CLASS I DIRECTORS CONTINUING IN OFFICE

AGE 47 DIRECTOR SINCE March 2022 COMMITTEES •Audit	Amit Shah	✓ INDEPENDENT

BACKGROUND
•Since February 2023, Mr. Shah has been the founder and CEO of Instalily.ai, an artificial intelligence software company, while also serving as a member of the board of directors of Instalily, Inc.
•From June 2010 to December 2021, Mr. Shah served in multiple roles at 1-800-Flowers.com, Inc., an e-commerce gift retailer, including as president from August 2020 to December 2021, during which time he was responsible for leading the operations and management of the 1-800-Flowers.com brand, and as chief marketing officer from May 2017 to August 2020.
•From 2007 to 2009, Mr. Shah worked for Provide Commerce, Inc., an e-commerce flower retailer.
•Mr. Shah has provided leadership counsel to leading technology companies through the Google Retail Advisory Committee and the Twilio Customer Advisory Panel, and is a trusted advisor to a number of start-ups.

•Since 2013, Mr. Shah has served as a member of the board of directors and of the executive committee of the Mobile Marketing Association, a non-profit trade association.
EDUCATION
•Mr. Shah holds a B.A. degree in liberal arts from Bowdoin College and an M.A.L.S degree from Harvard University.
QUALIFICATIONS
•We believe that Mr. Shah is qualified to serve on our board of directors due to his executive-level experience in direct-to-consumer e-commerce, marketing and business strategy.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | EXECUTIVE OFFICERS
Executive Officers

In addition to Ms. Findley, our president and chief executive officer, who also serves as a director, our executive officers, listed alphabetically, as of April 13, 2023, are:

Mitchell Cohen
AGE 67 INTERIM CHIEF FINANCIAL OFFICER since October 2022
BACKGROUND
•Since January 2018, Mr. Cohen has provided various financial consulting and chief financial officer services to a variety of public and private companies, through MMC Ventures, LLC, Business Talent Group, and most recently since April 2022, Randstad Professionals US, LLC d/b/a Tatum (“Tatum”). Mr. Cohen remains an employee of Tatum while serving as our interim Chief Financial Officer.
◦From April 2022 to September 2022, Mr. Cohen was interim Chief Financial Officer at Redbox, an entertainment and software company.
◦From February 2022 to April 2022, Mr. Cohen was interim Chief Financial Officer at Cerence, a software company.
◦From March 2021 to January 2022, Mr. Cohen was Chief Financial Officer at Bolt Mobility, a startup micro mobility company.
•From August 2012 to December 2017, Mr. Cohen was Chief Financial Officer at Athenian Venture Partners, a venture capital firm.
EDUCATION
•Mr. Cohen holds a B.S. degree in economics from Queens College.

Meredith L. Deutsch
AGE 50 GENERAL COUNSEL AND CORPORATE SECRETARY since September 2019
BACKGROUND
•Previously, Ms. Deutsch was special counsel in the corporate department at Fried, Frank, Harris, Shriver and Jacobson, LLP, a global law firm, from February 2017 to August 2019.
•Ms. Deutsch was executive vice president, general counsel and secretary at Morgans Hotel Group Co., an international hospitality company, from May 2014 to December 2016.
•Ms. Deutsch was a member of the capital markets practice at Jones Day, a global law firm, for twelve years.
EDUCATION
•Ms. Deutsch holds a B.A. degree in history from the University of Pennsylvania and a J.D. from Cornell Law School.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | EXECUTIVE OFFICERS

Christopher Halkyard
AGE 60 CHIEF SUPPLY CHAIN OFFICER since November 2022
BACKGROUND
•From August 2021 to September 2022, Mr. Halkyard was vice president of global supply chain at Feather Home, Inc.
•From September 2018 to August 2021, Mr. Halkyard was vice president of logistics at BARK, Inc.
•From April 2017 to September 2018, Mr. Halkyard was vice president of supply chain operations at Toys “R” Us.
•Mr. Halkyard began his logistics career while serving in the US military and, prior to 2017, held leadership roles at The May Company, FAO Schwarz, L’Occitane en Provence, GILT.com, and Rent the Runway.
EDUCATION
•Mr. Halkyard holds a B.A.S. degree in industrial sociology from the University of Maryland.

Irina Krechmer
AGE 52 CHIEF TECHNOLOGY OFFICER since June 2019
BACKGROUND
•Previously, Ms. Krechmer served as vice president of engineering at XO Group Inc., the parent company of digital brands including The Knot, The Bump, The Nest and GigMasters, from April 2014 to April 2019.
•From October 2010 to April 2014, Ms. Krechmer was executive director of engineering at Amplify, a curriculum and assessment company.
•Ms. Krechmer worked at Redcats USA, a global online home shopping retailer, for over seven years, most recently serving as director of enterprise platform engineering.
EDUCATION
•Ms. Krechmer holds a B.S. degree in applied mathematics from Odessa National ‘I.I. Mecnikov’ University in Ukraine.

Terri Leitgeb
AGE 52 CHIEF PEOPLE OFFICER since April 2021
BACKGROUND
•Previously, Ms. Leitgeb served as chief people officer at David’s Bridal, Inc., a wedding and formal wear clothing retailer, from December 2017 to March 2021.
•From May 2006 to November 2016, Ms. Leitgeb worked at Tesco PLC, a British multinational grocery and general merchandise retailer, in various roles in the US and throughout Europe, serving as regional HR director, central Europe, and most recently as chief people officer of its wholly-owned subsidiary, dunnhumby Ltd., a global customer data science company.
EDUCATION
•Ms. Leitgeb holds a B.A. degree in political science from Oregon State University and an M.B.A degree from Portland State University.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | EXECUTIVE OFFICERS

Amber Minson
AGE 53 CHIEF REVENUE OFFICER since October 2022
BACKGROUND
•From July 2022 to October 2022, Ms. Minson provided various chief marketing office consulting services to a variety of companies through ALM Consulting.
•From November 2020 to July 2022, Ms. Minson was chief marketing officer at Foreground, a software company.
•From September 2019 to July 2020, Ms. Minson was chief marketing officer at Bluprint, a software company.
•From November 2015 to September 2019, Ms. Minson was chief marketing officer at Zenfolio, a software company.
•Prior to 2015, Ms. Minston held various positions at Intuit, HSN (Home Shopping Network), Zenfolio, Time Warner, and Alibaba.
EDUCATION
•Ms. Minson holds a B.A. degree in international business from Mount Saint Mary’s University in Los Angeles, California.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | DIRECTOR INDEPENDENCE
Director Independence

Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of its initial public offering. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee:
•accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or
•be an affiliated person of the listed company or any of its subsidiaries.
At least annually, our board of directors will evaluate all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our board of directors will make an annual determination of whether each director is independent within the meaning of the independence standards of the NYSE, the SEC and our applicable board committees.

Independence
Our board of directors has determined that each of Mses. Carmichael, Carr-Smith, Freeman and Huebner and Mr. Shah is an “independent director” as defined under the rules of the NYSE. Our board of directors also has determined that Mses. Carr-Smith, Freeman and Huebner and Mr. Shah, who comprise our audit committee, Mses. Carmichael, Carr-Smith and Huebner, who comprise our people, culture and compensation committee, and Mses. Carmichael, Carr-Smith and Freeman, who comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and the rules of the NYSE, as applicable. Our board of directors previously determined that Peter Faricy, who served on our people, culture and compensation committee and on our nominating and corporate governance committee, and who resigned from our board of directors in October 2022, satisfied the independence standards for such committees established by the SEC and rules of the NYSE, as applicable. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | BOARD LEADERSHIP STRUCTURE
Board Leadership Structure

Chairperson of the Board	President and Chief Executive Officer
JENNIFER CARR-SMITH	LINDA FINDLEY
• Leads our board in its fundamental role of providing advice to and oversight of management	• Focuses on running the business
Our corporate governance guidelines provide that the roles of chairperson of the board and chief executive officer may be separated or combined. Our board of directors believes the advisability of separating or combining the roles of chairperson and chief executive officer is dependent upon the strengths of the individual or individuals that hold these positions to, among other things, lead the board of directors, set board agendas, and identify and oversee key risks in light of the challenges and circumstances facing the company, which may change over time, and the most effective means of leveraging these strengths. During a period in which the chairperson and chief executive officer positions are combined, a lead independent director would be appointed from our independent directors. A lead independent director would set agendas for and convene meetings and executive sessions of the independent directors, approve board meeting agendas, and otherwise represent the board of directors on occasions where it is important for the board of directors to respond independently from the company’s management team.
Our board of directors recognizes the importance of our leadership structure to our stockholders and will continue to regularly assess the board leadership structure. Our stockholders would be notified of a combination of the chairperson and chief executive officer role promptly upon the board of director’s decision to do so.
At this time, given the composition of the board of directors, the effective interaction between Ms. Carr-Smith, as chairperson, and Ms. Findley, as chief executive officer, Ms. Carr-Smith’s status as an independent director, and the current challenges faced by the company, our board of directors believes that separating the roles of chief executive officer and board chairperson provides us with the right foundation to pursue our strategic and operational objectives, while maintaining effective independent oversight and objective evaluation of the performance of the company.

Code of Conduct and Ethics

We have adopted a written code of conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code of conduct and ethics is posted under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.
If we make any substantive amendments to, or grant any waivers from, the code of conduct and ethics, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K to the extent required by applicable law, the rules of the SEC or the rules of the NYSE.
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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | BOARD LEADERSHIP STRUCTURE
Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. The guidelines provide, among other things, that:
•our board of directors’ principal responsibility is to oversee the management of the company;
•a majority of the members of our board of directors must be independent directors;
•the non-management directors will meet in executive session at least semi-annually;
•directors have full and free access to management and, as necessary, independent advisors;
•new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and
•the nominating and corporate governance committee will conduct an annual self-evaluation of the board of directors to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com. In addition, our board of directors has established stock ownership guidelines, under which directors are generally expected to hold at least the lesser of three times the annual base cash retainer or 18,000 shares of the company’s common stock. Our chief executive officer is generally expected to hold at least the lesser of three times her annual base cash salary or 180,000 shares of the company’s common stock.
Board Meetings

Our board of directors meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring its approval. It also holds special meetings when important matters require action between scheduled meetings. Members of senior management regularly attend board meetings to report on and discuss their areas of responsibility. Our board of directors held 26 meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2022.
During 2022, each director then in office attended at least 75% of the aggregate of:
•the total number of meetings of our board of directors held during the period for which he or she has been a director, and
•the total number of meetings held by all committees of our board of directors upon which he or she served during the periods that he or she served,

with the exception of Peter Faricy, a former director, who attended 67% of the meetings of our board of directors during the period for which he served as a director.
Our board of directors periodically holds executive sessions of the independent directors. Executive sessions do not include employee directors or directors who do not qualify as independent under NYSE and SEC rules.
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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | BOARD LEADERSHIP STRUCTURE
Annual Meeting Attendance

It is our policy that members of our board of directors are encouraged to attend annual meetings of our stockholders. All of our directors then in office attended our 2022 annual meeting of stockholders.

Committees

Our amended and restated by-laws provide that our board of directors may delegate responsibility to committees. Our board of directors has three standing committees:

Our board of directors has also adopted a written charter for each of the three standing committees. Each committee charter is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | COMMITTEES

Audit Committee	✓ ALL MEMBERS ARE INDEPENDENT
MEMBERS	MEETINGS DURING FYE DECEMBER 31, 2022 10
•Elizabeth Huebner •Jennifer Carr-Smith •Brenda Freeman •Amit Shah* *appointed March 2022
KEY RESPONSIBILITIES
Our audit committee’s responsibilities include:
•appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
•reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
•coordinating our board of directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, and code of conduct and ethics;
•reviewing and discussing our risk management policies, including cybersecurity, information security and technology risks and food safety and other regulatory risks;
•establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•meeting independently with our registered public accounting firm and management;

•reviewing and approving or ratifying any related person transactions; and
•preparing the audit committee report required by SEC rules.
All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
QUALIFICATIONS
Our board of directors has determined that each member of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. Our board of directors has designated Ms. Huebner as an “audit committee financial expert,” as defined under the applicable rules of the SEC.
CHARTER
Our audit committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.
AUDIT COMMITTEE REPORT
The Report of the Audit Committee of the Board of Directors is on page 38 of this Proxy Statement.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | COMMITTEES

People, Culture and Compensation Committee	✓ ALL MEMBERS ARE INDEPENDENT
MEMBERS	MEETINGS DURING FYE DECEMBER 31, 2022 8
•Beverly K. Carmichael* •Jennifer Carr-Smith •Elizabeth Huebner •Peter Faricy** *appointed March 2022 **resigned October 2022
KEY RESPONSIBILITIES
Our people, culture and compensation committee’s responsibilities include:
•annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;
•determining the compensation of our chief executive officer;
•reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our other executive officers;
•overseeing an evaluation of our senior executives;
•overseeing and administering our cash and equity incentive plans;
•reviewing and making recommendations to our board of directors with respect to director compensation;
•reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure to the extent such disclosure is required by SEC rules;
•preparing annual people, culture and compensation committee reports to the extent required by SEC rules;
•overseeing periodic review of succession planning for executive officers, including transitional leadership in the event of an unplanned vacancy; and
•reviewing and discussing with management the development, implementation and effectiveness of our policies and strategies regarding diversity and inclusion.
Typically, our people, culture and compensation committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by our people, culture and compensation committee, in consultation with our president and chief executive officer and our chief people officer.

Our people, culture and compensation committee meets regularly in executive session. Our president and chief executive officer may not participate in, or be present during, any deliberations or determinations of our people, culture, and compensation committee regarding her compensation or individual performance objectives.
Our people, culture and compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that our people, culture and compensation committee considers necessary or appropriate in the performance of its duties. Our people, culture and compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the people, culture and compensation committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and NYSE requirements that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
CHARTER
Our people, culture and compensation committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.

BLUE APRON 2023 PROXY STATEMENT 25

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | COMMITTEES

Nominating and Corporate Governance Committee	✓ ALL MEMBERS ARE INDEPENDENT
MEMBERS	MEETINGS DURING FYE DECEMBER 31, 2022 5
•Brenda Freeman •Beverly K. Carmichael* •Jennifer Carr-Smith •Peter Faricy** *appointed March 2022 **resigned October 2022
KEY RESPONSIBILITIES
Our nominating and corporate governance committee’s responsibilities include:
•identifying individuals qualified to become members of our board of directors;
•recommending to our board of directors the persons to be nominated for election as directors and to each of the board of directors’ committees;
•developing and recommending to the board of directors corporate governance principles; and
•overseeing an annual evaluation of the board of directors.

CHARTER
Our nominating and corporate governance committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.

26 BLUE APRON 2023 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | COMPENSATION CONSULTANTS
Compensation Consultants

Our people, culture and compensation committee may, in its sole discretion, retain or obtain the advice of one or more compensation consultants. Compensia, Inc., a national management consulting firm (“Compensia”), acted as our people, culture and compensation committee’s independent compensation consultant during the first and second quarters of 2022. Starting in the third quarter of 2022, our people, culture and compensation committee engaged Pearl Meyer, LLC, a national management consulting firm (“Pearl Meyer”), to act as our people, culture and compensation committee’s independent compensation consultant for the remainder of 2022. Each of Compensia, with respect to our 2022 executive compensation program and practices, and Pearl Meyer, with respect to our 2023 compensation program and practices, were engaged to provide our people, culture and compensation committee comparative data on executive compensation practices in our industry, to assist our people, culture and compensation committee in developing an appropriate list of peer companies, to advise our people, culture and compensation committee on our executive compensation program and to advise our people, culture and compensation committee on the design and mix of our long-term equity incentive program to ensure that our executive compensation program and practices are competitive so that we can attract, reward, motivate and retain our employees.
Although our people, culture and compensation committee considers the advice and recommendations of independent compensation consultants, other third-party benchmarks and management as to our executive compensation program, our people, culture and compensation committee ultimately makes its own decisions about these matters. We expect that our people, culture and compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.
Our people, culture and compensation committee will review information regarding the independence and potential conflicts of interest of any compensation consultant it may engage, taking into account, among other things, the factors set forth in the NYSE listing rules. With respect to the services provided to us by Compensia and Pearl Meyer in 2022, our people, culture and compensation committee concluded that the engagement of Compensia and Pearl Meyer did not raise any conflict of interest. The total amount of fees paid to Compensia and Pearl Meyer in 2022 was approximately $97,194.05 and $31,160.00, respectively.

BLUE APRON 2023 PROXY STATEMENT 27

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | PEOPLE, CULTURE AND COMPENSATION COMMITTEE INTERLOCKS

People, Culture and Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or people, culture and compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our board of directors or our people, culture and compensation committee. None of the members of our people, culture and compensation committee is an officer or employee of our company, nor have they ever been an officer or employee of our company.

Board Processes

OVERSIGHT OF RISK

Our Management
•Our management is responsible for risk management on a day-to-day basis.

Our Board of Directors
•Our board of directors oversees our risk management processes directly and through its committees. The role of our board of directors and its committees is to oversee the risk management activities of our management. They fulfill this duty by discussing with management the policies and practices utilized by management in accessing and managing risks and providing input on those policies and practices. Our board of directors receives and provides feedback on regular updates from management regarding our top risks, including updates from members of management responsible for overseeing impacted areas, governance processes associated with managing these risks, and the status of projects to strengthen our risk mitigation efforts. The board receives updates through presentations, memos and other written materials, teleconferences, and other appropriate means of communication, with numerous opportunities for discussion and feedback, and continuously evaluates its approach in addressing top risks as circumstances evolve. Our risk oversight processes and disclosure controls and procedures are designed to appropriately escalate key risks to the board, as well as to analyze potential risks for disclosure.

In general, our board of directors oversees risk management activities relating to:
◦business strategy,
◦capital allocation,
◦organizational structure, and
◦certain operational risk, including risks related to cybersecurity, food safety, sustainability, human capital management, and supply chain inflation.
•Each committee reports to the full board of directors on a regular basis, including reports with respect to each committee's risk oversight activities as appropriate. In addition, because risk issues often overlap, committees from time to time request that the full board of directors discuss particular risks.

28 BLUE APRON 2023 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | BOARD PROCESSES

•Our audit committee oversees risk management activities related to financial controls, legal and compliance, cybersecurity, food safety and other regulatory risks.
•Our people, culture and compensation committee oversees risk management activities relating to our compensation policies and practices (including to assess whether such policies and practices could lead to unnecessary risk-taking behavior), and management succession planning.

•Our nominating and corporate governance committee oversees risk management activities relating to the composition of our board of directors and corporate governance, including our governance structure.

BLUE APRON 2023 PROXY STATEMENT 29

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | BOARD PROCESSES
DIRECTOR NOMINATION PROCESS
Our board of directors is responsible for selecting its own members. Our board of directors delegates the selection and nomination process to our nominating and corporate governance committee, with the expectation that other members of our board of directors, and of management, will be requested to take part in the process as appropriate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates may include requests to members of our board of directors and others for recommendations, evaluation of the performance of our board of directors and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our board of directors, interviews of selected candidates by members of our nominating and corporate governance committee and our board of directors.
Generally, our nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through:
•the use of search firms or other advisors,
•the recommendations submitted by stockholders,
•the recommendations submitted by members of our boards of directors, or
•such other methods as our nominating and corporate governance committee deems to be helpful to identify candidates.
In 2022, our nominating and corporate governance committee engaged Spencer Stuart, a search firm, to assist the nominating and corporate governance committee and management with the identification of candidates for director nominees to fill existing vacancies.
Once candidates have been identified, our nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by our nominating and corporate governance committee.
Our nominating and corporate governance committee may gather information about the candidates through:
•interviews,
•written questionnaires,
•comprehensive background checks, or
•any other means that our nominating and corporate governance committee deems to be appropriate in the evaluation process.
Our nominating and corporate governance committee then discusses and evaluates the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, our nominating and corporate governance committee recommends candidates for our board of directors’ approval as director nominees for election to our board of directors. In considering whether to recommend any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, our nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines described above under “Corporate Governance Guidelines.” Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics, among others:
•integrity,
•honesty,
•adherence to high ethical standards,
•business acumen,
•good judgment, and
•a commitment of service to the company, including a commitment to understand our business and industry.
Our nominating and corporate governance committee considers the value of diversity when selecting nominees, and believes that our board of directors, taken as a whole, should embody a diverse set of skills, experiences and abilities. The nominating and corporate governance committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.
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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | BOARD PROCESS
All of the director nominees are currently members of our board of directors. The biographies of such director nominees under the heading “Nominees for Election for a One-Year Term Ending at the 2024 Annual Meeting” in this Proxy Statement indicate the experience, qualifications, attributes and skills of each of the director nominees that led our nominating and corporate governance committee and our board of directors to conclude he or she should continue to serve as a director of our company. Our nominating and corporate governance committee and our board of directors believe that each of the nominees has the individual attributes and characteristics required of a director of our company, and that the nominees as a group possess the skill sets and specific experience desired of our board of directors as a whole.
Our board currently has six members. Stockholders may recommend individuals for consideration by our nominating and corporate governance committee and board of directors as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of capital stock owned by such stockholder or group of stockholders, to our Corporate Secretary at:

Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, NY 10005

The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated by-laws and must be received by us no later than the date referenced below under the heading “Procedures for Submitting Stockholder Proposals.” Assuming that appropriate biographical and background material has been provided on a timely basis, our nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our amended and restated by-laws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth below under the heading “Procedures for Submitting Stockholder Proposals.”
In evaluating proposed director candidates, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria approved by our board of directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things:
•the skills of the proposed director candidate,
•his or her depth and breadth of professional experience or other background characteristics,
•his or her independence, and
•the needs of our board of directors.

BLUE APRON 2023 PROXY STATEMENT 31

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | STOCKHOLDER COMMUNICATIONS
Stockholder Communications

Stockholders or other interested parties may contact our board of directors or one or more of our directors with issues or questions about Blue Apron, by mailing correspondence to our Corporate Secretary:

Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, NY 10005
Our legal team will review incoming communications directed to our board of directors and, if appropriate, will forward such communications to the appropriate member(s) of the board of directors or, if none is specified, to the chairperson of our board of directors. For example, we will generally not forward a communication that is primarily commercial in nature, is improper or irrelevant, or is a request for general information about Blue Apron.

32 BLUE APRON 2023 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Environmental, Social and Governance Initiatives

We are committed to our vision of Better Living Through Better Food™—it is an integral component of our business. We believe we play a role in promoting planetary and dietary wellness for everyone, not just a few. We join our voice to apply skills, capability and experience to help address some of society’s toughest challenges.

To that end, we continue to develop our Environmental, Social and Governance (“ESG”) initiative which embraces five key pillars, which were established in 2020.
The five key pillars of our corporate social responsibility strategy are:
•Responsible Sourcing
•Operational Food Waste Reduction
•Packaging Sustainability
•Social Impact
•Diversity, Equity and Inclusion ("DE&I")
In 2022, we continued to build on our ESG strategy and established our Better Living Roadmap, a report we plan to publish annually to hold ourselves accountable, which outlines our plans to sustain and preserve our ESG commitments. The Better Living Roadmap is focused on People, Product and Progress, which are each discussed below in more detail.
In 2022, we took further steps towards our goal of reducing greenhouse gas emissions to as close to zero as possible by 2050, or net zero, by joining the Science Based Targets initiative ("SBTi"), a global body enabling businesses to set ambitious emissions reductions targets in line with the latest climate science. Our commitment is to submit our proposal for our net zero pathway by December 2024.
Other highlights of our ESG work in 2022 included:
•Becoming carbon neutral through the purchase of carbon offsets.
•Having our board of directors consist of at least 50% directors identifying as members of groups historically underrepresented on corporate boards and 50% of directors identifying as female.

•Committing to the United Nations' Sustainable Development Goals ("SDGs") by joining the Chefs Manifesto, a chef-led project that brings together 800+ chefs from 80 countries to explore how they can help deliver a sustainable food system.
•Engaging Planet FWD, a leading carbon management platform for consumer companies, to assess and identify actionable steps to better understand our carbon footprint.
In 2023, we plan to continue to expand these efforts to attain our goal of sustainable profitability while also pursuing our goal of net zero.
People
One of the key parts of everything we do and why we do it centers around people—our employees, our value chain, and our community of customers.
Human Capital: Blue Apron strives to be a place where employees can bring their whole selves, work with intention and grow their careers. In 2020, we established the Aprons for All initiative, our internal program for DE&I and, in 2021, we raised our minimum wage to $18 per hour. In 2022, we created two councils: the Responsible Sourcing Council, which helps set guidelines and standards for product sourcing, business relationships, and marketing partnerships to align with Aprons For All; and the Diversity Council, which aims to foster an environment that ensures that people from all backgrounds have equal opportunities to succeed and grow at Blue Apron. Furthermore, in 2022 we rolled out new performance management tools and are upskilling our people managers on ways to hold meaningful conversations on performance. In 2023, we plan to continue to build on these strengths.

BLUE APRON 2023 PROXY STATEMENT 33

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Value Chain: By responsibly sourcing, packaging and handling food, we aim to support the farmers, ranchers, producers and workers throughout our value chain. We source approximately 80% of what goes into our meal kits directly from producers and farms. As part of our model, we work closely with suppliers to keep them accountable to our ingredient standards. We also believe that it is important to support our suppliers, when appropriate. For example, in 2022 we sent letters in support of certain of our suppliers who were applying for grants to support their climate smart initiatives as part of the United States Department of Agriculture’s first Partnerships for Climate-Smart Commodities, and two of our suppliers were successful in securing resources to support their efforts. In 2023, we plan to continue to evaluate our supply chain to include our suppliers on our path towards net zero.
Community: As part of executing our Better Living Roadmap, we look to include the people who support us: our customers and their communities. We plan to continue to build on our efforts with regional food banks under the Feeding America umbrella by donating surplus food and, from time to time, providing charitable support in the forms of sponsorship and cause marketing to hunger relief organizations. We also operate a Farmers Market in our fulfillment centers, which provides our employees with access to high-quality ingredients for meals at home at no cost to them.
Product
As we continue to develop our product offerings, we remain focused on including ingredients that meet our quality standards and are responsibly sourced, while seeking reductions in waste, emissions and packaging. We also recognize the role of food choice in both planetary and dietary health and plan to continue to advance offerings that align with both.
High Quality Standards: Certified under the Safe Quality Food (“SQF”) Food Safety Code for Manufacturing since 2018, our two fulfillment centers in Richmond, California and Linden, New Jersey are audited annually. The SQF Food Safety Code is a rigorous, farm-to-fork food safety scheme benchmarked by the Global Food Safety Initiative. In 2022, both fulfillment centers achieved an "Excellent" score on our 2022 SQF Re-certification Audit. We expect that quality will continue to be part of our sustainable procurement strategy.
Responsible Sourcing:
•Sustainable Procurement
In 2022, we added environmental and social questions to our procurement onboarding to better understand the sustainability impact of our supply chain. These new questions ask suppliers to share their progress in areas of energy and climate, material efficiency, and natural resource usage. They are designed to collect additional information from suppliers and vendors on social and environmental responsibility programs in place and to their emissions data to the extent available.
•Animal Welfare
Blue Apron continues to prioritize the humane treatment of animals raised for consumption and providing our customers with quality ingredients that they can feel good about. We announced our animal welfare policy in 2018 under which we committed to making progress toward The Five Freedoms (a widely accepted animal welfare standard). We continue to be recognized for our efforts in animal welfare reports like the Chicken Tracker and Egg Tracker by Compassion in World Farming, and the Count Your Chickens Report by Mercy for Animals. As signatories to the Better Chicken Commitment, in 2022, we evaluated our supply chain and made certain adjustments to assist us in achieving our 2026 goals. The anticipated roadmap is available on the ESG section of our investor relations website. In 2023 we plan to move towards adopting the Five Domains, an animal welfare assessment that supports progress beyond the physical and functional factors that affect the welfare of an animal (as outlined in the Five Freedoms) to consider nutrition, environment, health, and behavior as governing inputs that result in a range of mental states from negative to positive.
•Sustainable Seafood
We seek to source fish and seafood rated either "Best Choice" or "Good Alternative" by the Monterey Bay Aquarium Seafood Watch at the time of its onboarding or that have recognized sustainability certifications (e.g. Marine Stewardship Council, Aquaculture Stewardship Council, or Best Aquaculture Practices). As we monitor the sustainability of seafood, we aim to source as sustainably as is reasonably possible. In some instances we will consider smaller fisheries who are involved in Fishery Improvement Projects.

34 BLUE APRON 2023 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Waste: We have been part of the U.S. Food Loss & Waste 2030 Champions since 2016. Our efforts in avoidance and diversion are tracked and, as reported in our Better Living Roadmap, waste represented an estimated one percent of our calculated Scope 3 emissions. In 2023, we plan to continue to implement our initiatives to reduce waste.
Emissions: We conducted our first Greenhouse Gas (“GHG”) footprint analysis in 2021, which included Scope 1, Scope 2 and eight of what we believed were the most material categories for Scope 3. Our total emissions initially estimated for 2021 were based on the carbon footprint analysis performed by a related party as further described under “Related Person Transactions” of this Proxy Statement. As we continue to evolve how we pursue our sustainability goals and, in particular, as we develop our pathway to net zero in alignment with SBTi, we conducted two analyses with Planet FWD in 2022. The Planet FWD methodologies differed in process and scope from the initial carbon footprint analysis, offering more granular analysis. The shift to a new methodology resulted in a recalculation of our 2021 GHG footprint and setting a new benchmark for 2022. Through Planet FWD, we are able to enhance our understanding of our raw material sourcing which we believe is crucial to our reduction strategy.
Our estimated emissions for 2021, based on the Planet FWD work, were 214,124 metric tons of CO2e (mTCO2e) and for 2022, they were 208,913 mTCO2e (Scope 1: 1,087 mTCO2e, Scope 2: 7,516 mTCO2e, and Scope 3: 200,310 mTCO2e). In March 2022, we offset 100% of our estimated emissions (Scope 1, Scope 2 and Scope 3) for 2021 through the purchase of carbon credits from a related party, as the footprint was initially calculated in 2021. In 2022, we made a determination to focus on offsetting Scope 1 and Scope 2 emissions, based on the Planet FWD calculation, as we continue on our path towards net zero, and in March 2023 we offset our estimated Scope 1 and 2 emissions for 2022 through the retirement of 8,603 carbon credits purchased in 2022. For more information, see “Related Person Transactions” of this Proxy Statement.
Packaging: We have set a goal to achieve 100% recyclable, reusable or compostable packaging in our meal kits by 2025. In order to meet this goal, we prioritize circular economy principles, and specifically packaging recyclability, post-consumer recycled content, and consumer education. The packaging for our meal kits is approximately 87% recyclable (by weight). We partner with How2Recycle®, a standardized labeling system that clearly communicates recycling instructions to the public, and have added How2Recycle® labels to all of our internal packaging. The gel packs that are used to keep our meal kit boxes cold in transit are designed to be drain safe and fully recyclable.
We operate a packaging engineering lab that conducts regular tests on new materials and innovative solutions to identify opportunities to reduce environmental footprint and explore new materials towards meeting our 2025 goal.
To help us further our goal, in 2022 we began working with PlasticIQ, a data-driven digital tool to help U.S. companies end plastic waste. In addition to receiving Silver Leader recognition from PlasticIQ, we also gained valuable insights.
Planetary and Dietary Wellness: We believe that 100% of the ingredients that we source for our meal kit recipes have not been modified through in vitro rDNA techniques, according to our suppliers, and none of the ingredients that we source for our meal kit recipes contain high fructose corn syrup. In 2023, we aim to continue to innovate our offerings to appeal to customers who are looking for more plant based options.
Progress
We are committed to working towards value enhancement for all of our stakeholders and we plan to regularly provide updates on the topics set forth below:
Governance: Our board of directors is committed to continuing to evaluate our governance practices and make changes to continue to develop as a public company. We committed to maintaining gender and racial diversity on our board of directors. As of December 31, 2022, 83.3% of our board of directors identify as female and 50% identify as members of groups historically underrepresented on corporate boards.
Materiality Assessment: In the first quarter of 2022, we conducted a sustainability materiality assessment with a broad cross section of senior internal stakeholders to help identify and drive key impact initiatives within the company. The survey asked respondents to rank the importance of topics related to sustainability and social impact in the next two-to-three years, which helps to guide our sustainability focus. We plan to continue to conduct sustainability materiality assessments biennially and use the findings to continue to direct our focus and efforts.
Non-financial Sustainability Disclosures: We believe that transparency is integral to our work and our dedication to Better Living Through Better Food™. In October 2022, we published our inaugural ESG Report outlining key priorities and 2021 updates on our sustainability commitments along with our first Sustainability Accounting Standards Board report. We plan to continue to report on our sustainability commitments annually.
BLUE APRON 2023 PROXY STATEMENT 35

Proposal 2—
RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have appointed Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2023, and we are asking you and other stockholders to ratify this appointment. Ernst & Young LLP has served as our independent registered public accounting firm since 2015.
Our audit committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, our board of directors determined to submit to stockholders for ratification the appointment of Ernst & Young LLP. A majority of the votes properly cast is required in order to ratify the appointment of Ernst & Young LLP. In the event that a majority of the votes properly cast do not ratify this appointment of Ernst & Young LLP, we will review our future appointment of Ernst & Young LLP.
Our audit committee’s charter, which was adopted in connection with our initial public offering, or IPO, in June 2017, contains a formal policy concerning approval of audit, audit-related and non-audit services to be provided to the company by its independent registered public accounting firm. The policy requires that all services to be provided by our independent registered public accounting firm, including audit and audit-related services and permitted non-audit services, must be preapproved by our audit committee, provided that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. Our board of directors or our audit committee approved all audit, audit-related and non-audit services provided by Ernst & Young LLP during fiscal years 2022 and 2021.
We expect that a representative of Ernst & Young LLP will attend the virtual Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Principal Accounting Fees and Services

The following table sets forth the aggregate professional fees billed or to be billed by Ernst & Young LLP for audit, audit-related, tax and other services rendered for 2022 and 2021 (in thousands).

	Year ended December 31,
Fee category	2022 ($)	2021 ($)
Audit fees	1,940	1,395
Audit-related fees	201	239
All other fees	—	—
Total fees	2,141	1,634
36 BLUE APRON 2023 PROXY STATEMENT

PROPOSAL 2―RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS | RECOMMENDATION OF OUR BOARD OF DIRECTORS

AUDIT FEES. Represents fees for professional services provided in connection with the audit of our annual consolidated financial statements and the reviews of our quarterly consolidated financial statements.
AUDIT-RELATED FEES. Represents fees for services provided in connection with the preparations and submissions of Registration Statements on Form S-3 and other filings related to the issuance of shares of our Class A Common Stock.
ALL OTHER FEES. Represents fees for services other than the services reported in Audit Fees, Audit-Related Fees and Tax Fees.

Recommendation of Our Board of Directors

The board of directors recommends that you vote FOR the ratification and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

BLUE APRON 2023 PROXY STATEMENT 37

PROPOSAL 2―RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS | REPORT OF THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS
Report of the Audit Committee of Our Board of Directors

The information contained in this audit committee report shall not be deemed to be:
•“soliciting material,”
•“filed” with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act,
•subject to Regulations 14A or 14C of the Exchange Act, or
•subject to the liabilities of Section 18 of the Exchange Act.
No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Blue Apron specifically incorporates this report or a portion of it by reference.
Our audit committee’s general role is to assist our board of directors in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.
Our audit committee has reviewed the company’s consolidated financial statements for 2022 and met with management, as well as with representatives of Ernst & Young LLP, the company’s independent registered public accounting firm, to discuss the consolidated financial statements. Our audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, our audit committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and discussed with members of Ernst & Young LLP its independence.
Based on the foregoing communications, its review of the financial statements, and other matters it deemed relevant, our audit committee recommended to our board of directors that the company’s audited consolidated financial statements for 2022 be included in the company’s Annual Report on Form 10-K for 2022.
RESPECTFULLY SUBMITTED BY THE MEMBERS OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:
Elizabeth Huebner (Chair)
Jennifer Carr-Smith
Brenda Freeman
Amit Shah

38 BLUE APRON 2023 PROXY STATEMENT

Proposal 3—
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the executive officers named in the Summary Compensation Table under “Executive Compensation,” who we refer to as our “named executive officers," as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal 4.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The “Executive Compensation” section of this Proxy Statement beginning on page 52, including “Executive Compensation Overview,” describes in detail our executive compensation programs and the decisions made by the people, culture and compensation committee and our board of directors with respect to the year ended December 31, 2022. Our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders.
Our board of directors believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Our board of directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this Proxy Statement, is hereby approved.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal 4 overrules any decision by the company or our board of directors (or any committee thereof), creates or implies any change to the fiduciary duties of the company or our board of directors (or any committee thereof), or creates or implies any additional fiduciary duties for the company or our board of directors (or any committee thereof). However, our people, culture and compensation committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.
Recommendation of Our Board of Directors

The board of directors recommends that you vote FOR the approval of the compensation of our named executive officers.
BLUE APRON 2023 PROXY STATEMENT 39

Proposal 4—
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In Proposal 3, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal 4, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future advisory votes to approve named executive officer compensation. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

Our board of directors believes that an annual executive compensation advisory vote will facilitate more direct stockholder input about named executive officer compensation and is consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our stockholders on corporate governance and executive compensation matters. We believe an annual vote would be the best governance practice for our company at this time.
Our board of directors will take into consideration the outcome of this vote in making a determination about the frequency of future named executive officer compensation advisory votes. However, because this vote is advisory and non-binding, our board of directors may decide that it is in the best interests of our stockholders and the company to hold the advisory vote to approve executive compensation more or less frequently than the option selected by a plurality of our stockholders.

Recommendation of Our Board of Directors

One Year
The board of directors believes that holding the executive compensation advisory vote every one year is in the best interests of the company and its stockholders and recommends voting for a frequency of every ONE YEAR.

40 BLUE APRON 2023 PROXY STATEMENT

Proposal 5—
TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT

We are seeking stockholder approval for an amendment to our restated certificate of incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding Class A common stock using a ratio of not less than 1-for-5 and not more than 1-for-20, with the split ratio and the implementation and timing of such Reverse Stock Split to be determined in the discretion of our board of directors. As further described below, if this proposal is approved, our board of directors may determine to effect the Reverse Stock Split at any time prior to the date of the company's 2024 annual meeting of stockholders. Our board of directors reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of our company and our stockholders.

Approval of the Reverse Split Proposal would permit (but not require) our board of directors to amend our restated certificate of incorporation to effect the Reverse Stock Split using a split ratio of not less than 1-for-5 and not more than 1-for-20, with the exact split ratio to be set within this range as determined by our board of directors in its sole discretion, provided that the board of directors must determine to effect the Reverse Stock Split and such amendment must be filed with the Secretary of State of the State of Delaware no later than the date of the company's 2024 annual meeting of stockholders. If our board of directors determines to implement the Reverse Stock Split, the exact split ratio of the Reverse Stock Split will be determined by the board of directors prior to the effective time of the Reverse Stock Split and will be publicly announced prior to such effective time. We believe that enabling our board of directors to set the split ratio of the Reverse Stock Split within the specified range and within the specified time period will provide us with the flexibility to implement the Reverse Stock Split in a manner and at a time designed to maximize the anticipated benefits for our stockholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the Reverse Split Proposal, our board of directors will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-5 to 1-for-20 range, would be determined by our board of directors and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate split ratio for the Reverse Stock Split, if any, following the receipt of stockholder approval, our board of directors may consider, among other things, factors such as:

•the historical trading prices and trading volume of our Class A common stock;
•the number of shares of our Class A common stock outstanding prior to and after the Reverse Stock Split;
•the then-prevailing and expected trading price and trading volume of our Class A common stock and the anticipated impact of the Reverse Stock Split (including the reduction in the number of outstanding shares) on the trading market for our Class A common stock;
•the initial or continuing listing requirements of various stock exchanges, including the NYSE;
•the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
•business developments affecting us; and
•prevailing general market and economic conditions.
BLUE APRON 2023 PROXY STATEMENT 41

PROPOSAL 5―TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT | RECOMMENDATION OF OUR BOARD OF DIRECTORS

Background and Reasons for the Reverse Stock Split

Our board of directors is seeking authority to effect the Reverse Stock Split with the primary intent of increasing the per-share price of our Class A common stock to meet the price criteria for continued listing of our Class A common stock on the NYSE. Our Class A common stock is publicly traded and listed on the NYSE under the symbol “APRN." Our board of directors believes that, in addition to increasing the per-share price of our Class A common stock to meet the price criteria for continued listing on the NYSE, the Reverse Stock Split would also make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the company’s and its stockholders’ best interests.

At our 2019 annual meeting of stockholders, our stockholders approved an amendment to our restated certificate of incorporation to effect a reverse stock split of our then outstanding shares of Class A common stock and Class B common stock at a ratio of not less than 1-for-5 and not more than 1-for-15, with the exact ratio to be set within that range at the discretion of our board of directors before our 2020 annual meeting of stockholders. Following the 2019 annual meeting of stockholders, on June 13, 2019, our board of directors approved the implementation of that reverse stock split at a ratio of 1-for-15. On June 14, 2019, that reverse stock split became effective when we filed a certificate of amendment to our restated certificate of incorporation with the Secretary of State of the State of Delaware to effect the 1-for-15 reverse stock split of the then outstanding shares of our Class A common stock and Class B common stock.

On December 21, 2022, we received written notice from the NYSE notifying us that we no longer satisfied the continued listing compliance standard set forth Section 802.01C of the NYSE Listed Company Manual because the average closing price of our Class A common stock was less than $1.00 per share over a consecutive 30-day trading period (the “Share Price Rule”). In accordance with Section 802.01C of the NYSE Listed Company Manual, we have until the date six months following receipt of the notice, or June 21, 2023 (the “Compliance Date”), to regain compliance with the Share Price Rule, with the possibility of extension at the discretion of the NYSE (the “Share Price Cure Period”). In order to regain compliance with the Share Price Rule, on the last trading day in any calendar month during the Share Price Cure Period, our Class A common stock must have: (i) a closing price of at least $1.00 per share; and (ii) an average closing price of at least $1.00 per share over the 30 trading-day period ending on the last trading day of such month. If we do not regain compliance with the Share Price Rule by the Compliance Date, then our Class A common stock may be subject to delisting.

We also received written notification on December 21, 2022 from the NYSE notifying us that we no longer satisfied the continued listing compliance standard set forth in Section 802.01B of the NYSE Listed Company Manual because our average global market capitalization over a consecutive 30 trading-day period was less than $50.0 million and, at the same time, our last reported stockholders’ equity was less than $50.0 million. In accordance with Section 802.02 of the NYSE Listed Company Manual, we submitted a plan for curing the market capitalization deficiency to the NYSE and the NYSE has accepted the plan. The proposed Reverse Stock Split is not intended to address the market capitalization standard.

In the event we are delisted from the NYSE, the only established trading market for our Class A common stock would be eliminated, and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our Class A common stock, reduce institutional investor interest in our company, and may increase the volatility of our Class A common stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Stock Split will help us avoid delisting from the NYSE and any resulting consequences.

In addition, in determining to seek authorization for the Reverse Stock Split, our board of directors considered that the implementation of a reverse stock split is likely to increase the trading price of our Class A common stock as a result of the reduction in the number of shares outstanding. Our board of directors believes that the increased market price of our Class A common stock expected as a result of implementing the Reverse Stock Split may improve marketability and liquidity of our Class A common stock and may encourage interest and trading in our Class A common stock.

42 BLUE APRON 2023 PROXY STATEMENT

PROPOSAL 5―TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT | RECOMMENDATION OF OUR BOARD OF DIRECTORS

For example, some investors may prefer to invest in stocks that trade at a per-share price range more typical of companies listed on the NYSE, and, because of the trading volatility often associated with low-priced stocks, certain institutional investors may be prohibited in their investment charters from purchasing stocks that trade below certain minimum price levels. In addition, brokerage firms may be reluctant to recommend lower-priced stocks to their clients. Further, brokerage commissions paid by investors, as a percentage of a total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stocks. Our board of directors believes that the higher share price that may result from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our Class A common stock.

Although we expect that the Reverse Stock Split will increase the market price of our Class A common stock as result of having fewer outstanding shares, the Reverse Stock Split may not result in a permanent increase in the market price of our Class A common stock, which will continue to be dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.

Certain Risks Associated with the Reverse Stock Split

Reducing the number of outstanding shares of our Class A common stock through the Reverse Stock Split is intended, absent other factors, to increase the per-share trading price of our Class A common stock above $1.00 to meet the Share Price Rule. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the trading price of our Class A common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the trading price of our Class A common stock will increase following the Reverse Stock Split, that the trading price of our Class A common stock will not decrease in the future or that we will remain in or be able to resume compliance with the NYSE listing requirements. Additionally, we cannot assure you that the trading price per share of our Class A common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Class A common stock outstanding before the Reverse Stock Split. Additionally, there can be no guarantee that the closing price of our Class A common stock will remain at or above $1.00 for 30 consecutive trading days, whether following the Reverse Stock Split or otherwise, which is required to cure our NYSE listing standard deficiency with the Share Price Rule. Accordingly, the total market capitalization of our Class A common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, including for reasons unrelated to the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our Class A common stock and result in higher transaction costs. The liquidity of our Class A common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per-share trading price does not increase as a result of the Reverse Stock Split. For instance, if the Reverse Stock Split is implemented, it may result in some stockholders owning "odd lots" (less than 100 shares) of Class A common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in "round lots" of even multiples of 100 shares. If we effect the Reverse Stock Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Class A common stock as described above.

You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company (subject to the treatment of fractional shares). However, should the overall value of our Class A common stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our Class A common stock held by you will also proportionately decrease as a result of the overall decline in value.

BLUE APRON 2023 PROXY STATEMENT 43

PROPOSAL 5―TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT | RECOMMENDATION OF OUR BOARD OF DIRECTORS

Reservation of Right to Abandon the Amendment to our Restated Certificate of Incorporation and the Reverse Stock Split

Our board of directors reserves the right to abandon the amendment to our restated certificate of incorporation described in this Reverse Split Proposal without further action by our stockholders, even if stockholders approve such amendment at the Annual Meeting, if at any time prior to the filing or effectiveness of a certificate of amendment to our restated certificate of incorporate to effect the Reverse Stock Split, our board of directors determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interest of our company and our stockholders. If we do not file a certificate of amendment effecting the Reverse Stock Split with the Secretary of State of the State of Delaware on or before the date of the company's 2024 annual meeting of stockholders, our board of directors will be deemed to have abandoned the Reverse Stock Split.

By voting in favor of the amendment to our restated certificate of incorporation, stockholders are also expressly authorizing the board of directors to determine not to proceed with, and abandon, a reverse stock split if it should so decide.

Procedure for Implementing the Reverse Stock Split

If stockholders approve the Reverse Split Proposal and if our board of directors elects to implement the Reverse Stock Split (with the ratio to be determined in the discretion of the board within the parameters described), the Reverse Stock Split will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our restated certificate of incorporation, in the form attached as Appendix A (the “Certificate of Amendment”). The Certificate of Amendment will not change the number of authorized shares of Class A common stock, Class B common stock, Class C capital stock or preferred stock, or the par value of the Class A common stock, Class B common stock, Class C capital stock or preferred stock. We currently have no outstanding shares of Class B common stock, Class C capital stock or preferred stock. The exact timing of the filing of the Certificate of Amendment and the effectiveness of the Reverse Stock Split will be determined by our board of directors, in its sole discretion, provided that in no event shall the filing of the Certificate of Amendment effecting the Reverse Stock Split occur after the date of the company's 2024 annual meeting of stockholders.

Effect of the Reverse Stock Split on Holders of Outstanding Class A Common Stock

If our stockholders approve the Reverse Split Proposal and our board of directors elects to implement the Reverse Stock Split, depending on the split ratio for the Reverse Stock Split determined by our board of directors, a minimum of every 5 and a maximum of every 20 shares of issued and outstanding Class A common stock will be combined into one new share of Class A common stock.

The actual number of shares issued and outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the split ratio for the Reverse Stock Split that is ultimately determined by our board of directors. The Reverse Stock Split will affect all holders of our Class A common stock uniformly and will not affect any stockholder's percentage ownership interest in our company, except that, as described below under "—Fractional Shares," record holders of Class A common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of such fractional share. In addition, the Reverse Stock Split will not affect any stockholder's proportionate voting power (subject to the treatment of fractional shares).

After the effective time of the Reverse Stock Split, our Class A common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Assuming split ratios of 1-for-5, 1-for-12.5 and 1-for-20, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve, the following table sets forth (i) the number of shares of our Class A common stock that would be issued and outstanding, (ii) the number of shares of our Class A common stock that would be reserved for issuance pursuant to outstanding options, warrants, restricted stock units and performance stock units, and (iii) the weighted-average exercise price of outstanding options and warrants, each giving effect to the Reverse Stock Split and based on 70,468,683 shares of Class A common stock outstanding as of April 10, 2023.
44 BLUE APRON 2023 PROXY STATEMENT

PROPOSAL 5―TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT | RECOMMENDATION OF OUR BOARD OF DIRECTORS

	Before	Split Ratio	Split Ratio	Split Ratio
	Reverse	of	of	of
	Stock Split	1-for-5	1-for-12.5	1-for-20
Number of Shares of Class A Common Stock Issued and Outstanding	70,468,683	14,093,737	5,637,495	3,523,435
Number of Shares of Class A Common Stock Reserved for Issuance Pursuant to Outstanding Options, Warrants, Restricted Stock Units and Performance Stock Units	15,061,012	3,012,203	1,204,881	753,051

If our board of directors does not implement the Reverse Stock Split prior to our 2024 annual meeting of stockholders, the authority granted in this proposal to implement the Reverse Stock Split would terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Split Proposal, except to the extent of their ownership in shares of our Class A common stock and securities exercisable for our Class A common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our Class A common stock and securities exercisable for our Class A common stock.

Authorized Shares of Class A Common Stock

Currently, we are authorized to issue up to a total of 2,185,000,000 shares of capital stock, consisting of 1,500,000,000 shares of Class A common stock, 175,000,000 shares of Class B common stock, 500,000,000 shares of Class C capital stock and 10,000,000 shares of preferred stock. Except for the shares issuable upon the exercise or vesting of outstanding options, restricted stock units and performance stock units, shares reserved for issuance under our at-the-market offering or the remaining shares issuable to RJB Partners pursuant to the RJB Purchase Agreement, we do not currently have any plans, proposals or arrangement to issue any of our authorized but unissued shares of Class A common stock. Authorized shares represent the number of shares of Class A common stock that we are permitted to issue under our restated certificate of incorporation, as amended. If our board of directors elects to implement the Reverse Stock Split, the Reverse Stock Split will not change the number of authorized shares of our Class A common stock under our restated certificate of incorporation. If the Reverse Stock Split is implemented, (i) the number of shares of issued and outstanding Class A common stock will decrease as a result of the Reverse Stock Split by the ratio selected by our board of directors within the 1-for-5 to 1-for-20 range described above, and (ii) the number of shares of Class A common stock available for issuance will increase.

The Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the board of directors. For example, it may be possible for the board of directors to delay or impede a takeover or transfer of control of our company by causing the additional shares of our Class A common stock that will be available for issuance as a result of the Reverse Stock Split to be issued to holders who might side with the board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of our company or our stockholders. The Reverse Stock Split, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting our current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our company's business. However, the board of directors is not aware of any attempt to take control of our company and the board of directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

BLUE APRON 2023 PROXY STATEMENT 45

PROPOSAL 5―TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT | RECOMMENDATION OF OUR BOARD OF DIRECTORS
Beneficial Holders of Class A Common Stock (i.e., stockholders who hold in street name)

If our board of directors elects to implement the Reverse Stock Split, then, for purposes of implementing the Reverse Stock Split, we intend to treat shares held by stockholders through a bank or broker, trustee or nominee in the same manner as registered stockholders whose shares are registered in their names. Banks or brokers, trustees or nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Class A common stock in street name. However, these banks or brokers, trustees or nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Class A common stock with a bank or broker, trustee or nominee and who have any questions in this regard are encouraged to contact their banks or brokers, trustees or nominees.

Registered "Book-Entry" Holders of Class A Common Stock (i.e., stockholders that are registered on our transfer agent's books and records but do not hold stock certificates)

Certain of our registered holders of Class A common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have physical stock certificates evidencing their ownership of Class A common stock. They are, however, provided with a periodic statement reflecting the number of shares of Class A common stock registered in their accounts.

Stockholders who hold shares of Class A common stock electronically in book-entry form with our transfer agent will not need to take further action to receive whole shares of post-Reverse Stock Split Class A common stock or payment in lieu of fractional shares if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our Class A common stock held following the Reverse Stock Split.

Exchange of Stock Certificates

If the Reverse Stock Split is effected, stockholders holding certificated shares (i.e., shares represented by one or more physical stock certificates) will be requested to exchange their old stock certificate(s) ("Old Certificate(s)") for shares held in book-entry form at the transfer agent in their direct registration system representing the appropriate number of whole shares of our Class A common stock, resulting from the Reverse Stock Split. Stockholders of record upon the effective time of the Reverse Stock Split will be furnished the necessary materials and instructions for the surrender and exchange of their Old Certificate(s) at the appropriate time by our transfer agent, Computershare. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering Old Certificate(s) in exchange for new shares held in book-entry form. Your Old Certificate(s) representing pre-split shares cannot be used for either transfers or deliveries. Accordingly, you must exchange your Old Certificate(s) in order to effect transfers or deliveries of your shares.

YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY IF WE EFFECT A REVERSE STOCK SPLIT AND YOU RECEIVE A LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

As soon as practicable after the surrender to our transfer agent of any Old Certificate(s), together with a properly completed and duly executed transmittal letter and any other documents our transfer agent may specify, our transfer agent will have its records adjusted to reflect that the shares represented by such Old Certificate(s) are held in book-entry form in the name of such person.

Until surrendered as contemplated herein, a stockholder's Old Certificate(s) shall be deemed at and after the effective time of the Reverse Stock Split to represent the number of whole shares of our Class A common stock, as applicable, resulting from the Reverse Stock Split.

Any stockholder whose Old Certificate(s) have been lost, destroyed or stolen will be entitled to new shares in book-entry form only after complying with the requirements that we and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

46 BLUE APRON 2023 PROXY STATEMENT

PROPOSAL 5―TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT | RECOMMENDATION OF OUR BOARD OF DIRECTORS
No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Certificate, except that if any book-entry shares are to be issued in a name other than that in which the Old Certificate(s) are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Any stockholder who wants to continue holding certificated shares may request new certificate(s) from our transfer agent.

Fractional Shares

If our board of directors elects to implement the Reverse Stock Split, fractional shares will not be issued. Stockholders of record and stockholders who hold their shares through a bank or broker, trustee or nominee who would otherwise hold fractional shares of our Class A common stock as a result of the Reverse Stock Split will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) in lieu of such fractional shares. Each such stockholder will be entitled to receive an amount in cash equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price per share of the Class A Common Stock on the NYSE at the close of business on the trading day preceding the date of the effective time of the Reverse Stock Split multiplied by the reverse stock split ratio.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests resulting from the Reverse Stock Split or fractional interests in new shares of Class A common stock that are not timely claimed after the effective time of the Reverse Stock Split in accordance with applicable law may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Units and Performance Stock Units

Pursuant to our 2012 Equity Incentive Plan and our 2017 Equity Incentive Plan, in connection with any Reverse Stock Split, our board of directors will reduce the number of shares of Class A common stock reserved for issuance under such plans in proportion to the ratio of the Reverse Stock Split. In addition, pursuant to the various instruments governing our then outstanding stock options, restricted stock units and performance stock units, in connection with any Reverse Stock Split, our board of directors will reduce the number of shares of Class A common stock issuable upon the exercise or vesting of such stock options, restricted stock units and performance stock units in proportion to the split ratio of the Reverse Stock Split and proportionately increase the exercise price of our outstanding stock options. In connection with such proportionate adjustments, the number of shares of Class A common stock issuable upon exercise or vesting of outstanding stock options, restricted stock units and performance stock units will be rounded down to the nearest whole share, the exercise prices of stock options will be rounded up to the nearest cent and no cash payment will be made in respect of such rounding.

No Appraisal Rights

Stockholders do not have a right to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock under the Delaware General Corporation Law, our restated certificate of incorporation, or our bylaws in connection with the Reverse Stock Split.

Accounting Matters

The amendment to our restated certificate of incorporation would not affect the per-share par value of our Class A common stock, which would remain $0.0001 par value per share, while the number of outstanding shares of Class A common stock would decrease in accordance with the split ratio. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to Class A common stock on our balance sheet would decrease and the additional paid-in capital account on our balance sheet would increase by an offsetting amount due to the Reverse Stock Split. Following the Reverse Stock Split, reported per-share net income or loss will be higher because there will be fewer shares of Class A common stock outstanding, and we would adjust historical per-share amounts set forth in our future financial statements.

BLUE APRON 2023 PROXY STATEMENT 47

PROPOSAL 5―TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT | RECOMMENDATION OF OUR BOARD OF DIRECTORS
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to U.S. Holders (as defined below). This discussion is based on the Internal Revenue Code of 1986, as amended, (the "Code"), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the "IRS"), in each case in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

For purposes of this discussion, a "U.S. Holder" is a beneficial owner of our Class A common stock that, for U.S. federal income tax purposes, is:

•an individual who is a citizen or resident of the United States;
•a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more "United States persons" (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our Class A common stock as a "capital asset" within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation:

•Financial institutions;
•Insurance companies;
•Real estate investment trusts;
•Regulated investment companies;
•Grantor trusts;
•U.S. expatriates and former citizens or long-term residents of the United States;
•Persons subject to special tax accounting rules as a result of any item of gross income with respect to our Class A common stock being taken into account in an "applicable financial statement" (as defined in the Code);
•Persons who hold or received our Class A common stock pursuant to the exercise of any employee stock option or otherwise as compensation;
•Tax-exempt organizations;
•Dealers or traders in securities or currencies;
•U.S. Holders who hold Class A common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes; or
•U.S. Holders who have a functional currency other than the U.S. dollar.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Class A common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Class A common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.
48 BLUE APRON 2023 PROXY STATEMENT

PROPOSAL 5―TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT | RECOMMENDATION OF OUR BOARD OF DIRECTORS

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE TAX ADVICE. STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

The proposed Reverse Stock Split is intended to be treated as a "recapitalization" for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our Class A common stock, as discussed below. A U.S. Holder's aggregate adjusted tax basis in the shares of our Class A common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our Class A common stock surrendered (reduced by the amount of such basis that is allocated to any fractional share of our Class A common stock). The U.S. Holder's holding period in the shares of our Class A common stock received should include the holding period in the shares of our Class A common stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders who acquired shares of our Class A common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our Class A common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder's aggregate adjusted tax basis in the shares of our Class A common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year.

Payments of cash made in lieu of a fractional share of our Class A common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our Class A common stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. U.S. Holders should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

Recommendation of Our Board of Directors

The board of directors recommends that you vote FOR the approval of the amendment to our restated certificate of incorporation, as amended, to approve the Reverse Stock Split

BLUE APRON 2023 PROXY STATEMENT 49

 Security Ownership of Certain
Beneficial Owners and Management
AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information known to us regarding the beneficial ownership of our capital stock as of March 31, 2023, for:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A common stock;
•each of our named executive officers;
•each of our directors; and
•all of our executive officers and directors as a group.
Applicable percentage ownership is based on 69,735,289 shares of Class A common stock outstanding at March 31, 2023. The number of shares beneficially owned by each stockholder is determined under rules of the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power.
In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Class A common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days after March 31, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. At March 31, 2023, there were no outstanding shares of Class B common stock or Class C capital stock.
Unless otherwise indicated, the address of all listed stockholders is c/o Blue Apron Holdings, Inc., 28 Liberty Street, New York, NY 10005. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name	Shares Beneficially Owned		% of Total Voting Power
	Class A
	Number	%
5% STOCKHOLDERS
Joseph N. Sanberg(1)(11)	27,562,492	31.0%	31.0%(2)
RJB Partners LLC(3)(11)	25,717,585	29.0%	29.0%(2)
UBS O'Connor(4)	6,265,813	9.0%	9.0%
DPH Holdings Ltd.(5)	3,538,054	5.1%	5.1%
NAMED EXECUTIVE OFFICERS AND DIRECTORS
Linda Findley(6)(11)	278,413	*	*
Meredith L. Deutsch(7)(11)	46,341	*	*
Irina Krechmer(8)(11)	65,009	*	*
Beverly Carmichael	2,674	*	*
Jennifer Carr-Smith	18,574	*	*
Brenda Freeman	18,574	*	*
Elizabeth Huebner(9)(11)	57,453	*	*
Amit Shah	2,945	*	*
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (12 PERSONS)(10)(11)	535,953	*	*
50 BLUE APRON 2023 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
*Less than 1%
(1)Consists of: (i) 1,250 shares of Class A common stock beneficially owned by Aspiration Growth Opportunities II GP, LLC (of which Mr. Sanberg is managing member); (ii) 6,622,956 shares of Class A common stock held by RJB Partners LLC (of which Mr. Sanberg is managing member) ("RJB Partners"); (iii) 1,666,666 of Class A common stock held by Long Live Bruce, LLC (of which Mr. Sanberg is the managing member; (iv) 176,991 shares of Class A common stock held by Remember Bruce, LLC (of which Mr. Sanberg is the managing member ); (v) 9,823,009 of Class A common stock issuable upon the Second RJB Closing, which has not yet closed, (as defined under “Related Party Transactions” of this Proxy Statement); and (vi) 9,271,620 shares of Class A common stock issuable upon the exercise of warrants held by RJB Partners. Does not reflect impact of the exercise caps in the warrants purchased pursuant to the Purchase Agreement dated September 15, 2021, that we entered into with RJB Partners and Matthew B. Salzberg (the “September 2021 Purchase Agreement”) and the February 2022 Purchase Agreement (as defined under “Related Party Transactions” of this Proxy Statement), which prohibit RJB Partners from exercising warrants for such number of shares of Class A common stock to the extent that if the warrants were exercisable, such exercise would result in RJB Partners and/or its affiliates owning more than 33% of the aggregate outstanding voting power of the company’s equity interests. Share amounts include the shares of Class A common stock referred to in Footnote 4 below.
(2)Pursuant to the September 2021 Purchase Agreement and the February 2022 Purchase Agreement, as further described under “Related Person Transactions” of this Proxy Statement, RJB Partners (of which Mr. Sanberg is managing member) and its affiliates under common control are required to vote all shares in excess of 19.9% of the company’s outstanding voting securities in proportion with the company’s other stockholders.
(3)Consists of: (i) 6,622,956 shares of Class A common stock beneficially owned by RJB Partners; (ii) 9,823,009 of Class A common stock issuable upon the Second RJB Closing; and (iii) 9,271,620 shares of Class A common stock issuable upon the exercise of warrants held by RJB Partners. Does not reflect impact of the exercise caps in the warrants purchased pursuant to the September 2021 Purchase Agreement and February 2021 Purchase Agreement, which prohibit RJB Partners from exercising warrants for such number of shares of Class A common stock to the extent that if the warrants were exercisable, such exercise would result in RJB Partners and/or its affiliates owning more than 33% of the aggregate outstanding voting power of the company’s equity interests. Share amounts include the shares of Class A common stock referred to in Footnote 4 below.
(4)As reported on a 13D filed on November 15, 2021 by RJB Partners and Mr. Sanberg, RJB Partners reported ownership of 6,362,783 shares of our Class A common stock, and further that “the purchase price” for such shares “was funded with a portion of the proceeds of a loan from O’Connor and Associates, a subsidiary of UBS Group AG (“UBS O’Connor”), which is secured by, among other things, a customary pledge of all of the shares of Class A Common Stock held by RJB Partners and Mr. Sanberg.” As reported on a Schedule 13G filed with the SEC on February 13, 2023, UBS O’Connor, LLC reported that it has sole voting and dispositive power with respect to 6,265,813 shares of our outstanding Class A common stock. These 6,362,783 shares are also included in Footnotes 1 and 3 above.
(5)The information shown is based upon disclosures filed on a Schedule 13G/A with the SEC on February 10, 2023 based on holdings as of December 31, 2022 by DPH Holdings Ltd. The address of DPH Holdings Ltd. is: SUITE 3E-1, LANDMARK SQUARE 64 EARTH CLOSE, GRAND CAYMAN E9 KY1-9006.
(6)Consists of (i) 234,644 shares of Class A common stock held by Ms. Findley; (ii) 17,329 shares of Class A common stock issuable to Ms. Findley pursuant to restricted stock units vesting within 60 days of March 31, 2023; and (iii) 26,440 shares of Class A common stock issuable upon the exercise of warrants held by Ms. Findley.
(7)Consists of (i) 39,496 shares of Class A common stock held by Ms. Deutsch; and (ii) 6,845 shares of Class A common stock issuable to Ms. Deutsch pursuant to restricted stock units vesting within 60 days of March 31, 2023.
(8)Consists of (i) 56,516 shares of Class A common stock held by Ms. Krechmer; and (ii) 8,493 shares of Class A common stock issuable to Ms. Krechmer pursuant to restricted stock units vesting within 60 days of March 31, 2023.
(9)Consists of (i) 49,388 shares of Class A common stock held by Ms. Huebner; and (ii) 8,065 shares of Class A common stock issuable upon the exercise of warrants held by Ms. Huebner.
(10)Consists of (i) 466,104 shares of Class A common stock; (ii) 35,344, shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2023; and (iii) 34,505 shares of Class A common stock issuable upon the exercise of warrants.
(11)In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Class A common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days after March 31, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
BLUE APRON 2023 PROXY STATEMENT 51

Executive
COMPENSATION
Executive Compensation Overview

This section describes the material elements of compensation awarded to, earned by or paid to our chief executive officer and our two most highly compensated executive officers (other than our chief executive officer). We refer to this group of executive officers as our “named executive officers.”

For 2022, our named executive officers were:

Linda Findley	Irina Krechmer
President and chief executive officer	Chief technology officer

Meredith L. Deutsch
General counsel and corporate secretary

This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and is intended to place in perspective the data presented in the tables and narrative discussions that follow.

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to each of our named executive officers during the years indicated.

Name and principal position	Year		Salary ($)		Bonus ($)	Stock awards(1)	All other compensation ($)	Total ($)
Linda Findley President and chief executive Officer	2022		500,000		—	1,265,394	—	1,765,394
	2021		460,274		250,000	647,000	—	1,357,274
Meredith L. Deutsch General counsel and corporate secretary	2022		456,277	(2)	—	335,335	—	791,612
	2021		445,000		166,598	342,910	—	954,508
Irina Krechmer Chief technology officer	2022	(3)	398,526	(4)	—	284,718	—	683,244
52 BLUE APRON 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION | NARRATIVE TO SUMMARY COMPENSATION TABLE
(1)The amounts reported in this column represent the aggregate grant date fair value of the performance-based restricted stock units (“PSUs”) and restricted stock units (“RSUs”) granted to the named executive officers during the applicable year, as computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation. PSUs are subject to vesting conditions that are tied to the achievement of the relative total shareholder return comparative to the Russell 2000 and time-based requirements. RSUs are subject to the vesting conditions that are tied to time-based requirements. The assumptions used in calculating the grant date fair value of the PSUs and RSUs reported in this column are set forth in Note 12 “Share-based Compensation” of our Annual Report on Form 10-K for the year ended December 31, 2022.
(2)Ms. Deutsch’s annual base salary increased from $445,000 to $459,000 effective as of March 13, 2022.
(3)Because Ms. Krechmer was not an NEO prior to 2022, compensation information is not provided for 2021.
(4)Ms. Krechmer’s annual base salary increased from $380,000 to $403,000 effective as of March 13, 2022.

Narrative to Summary Compensation Table

We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider:
•compensation for comparable positions in the market,
•the historical compensation levels of our executives,
•individual performance as compared to our expectations and objectives,
•our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and
•a long-term commitment to our company.
Our executive compensation total rewards approach is divided into four components: base salary, annual bonus (short-term incentives), long-term incentives and benefits. We have established guidelines to structure each element of compensation between the median and 75% of the relevant market comparative set.
Specifically, our people, culture and compensation committee believes that executive compensation should be determined using a comprehensive approach, involving an evaluation of a wide variety of relevant factors, including the competitive market for executive talent, individual skills and experience, company performance, and internal pay equity. While the people, culture and compensation committee has identified target guidelines for each element of compensation, it does not use a predefined framework to weigh the relative importance of the evaluation criteria, and the emphasis placed on specific evaluation factors may vary from executive to executive. Ultimately, the terms on which any given executive officer is employed reflect the people, culture and compensation committee’s independent judgment regarding the amount and form of compensation necessary to attract, retain, and motivate that individual.
Under our compensation program, a significant portion of the compensation awarded to our chief executive officer and named executive officers is generally subject to the achievement of pre-established short-term financial performance goals or is tied to the stock price.
The people, culture and compensation committee believes that executive compensation that is variable and tied our performance incentivizes business and financial performance and, by linking certain components of compensation with stock performance, aligns the interests of executives with those of our stockholders. In terms of target pay mix for 2022, for Ms. Findley, 50% of her target total compensation was performance-based (annual bonus and PSU awards), and for the other named executive officers, an average of approximately 45% of target total compensation was performance-based (annual bonus and PSU awards).
Our chief executive officer typically proposes base salary, target bonuses and equity incentive compensation for members of our executive team (excluding himself or herself, as applicable) to the people, culture and compensation committee. The chief executive officer’s proposals are based on the company’s pay philosophy and methodology and in line with executive compensation for similarly situated executives at peer companies. Our people, culture and compensation committee then typically reviews and discusses the proposals with the chief executive officer for all executives other than the chief executive officer. The people, culture and compensation committee, without the applicable members of management present, further discusses the chief executive officer’s recommendations and ultimately recommends for our board of directors’ approval the base salary, target bonuses and equity incentive compensation of our executive officers for the current year, as well as the amount of executive officer cash bonuses for the prior year, based on the attainment of company and individual goals. The chief executive officer is not present during voting or deliberations regarding her compensation by the people, culture and compensation committee or the board of directors.
BLUE APRON 2023 PROXY STATEMENT 53

EXECUTIVE COMPENSATION | NARRATIVE TO SUMMARY COMPENSATION TABLE
BASE SALARY
In 2022, we paid annual base salaries to our named executive officers as follows:

Named executive officer	Base salaries ($)
Ms. Findley	500,000
Ms. Deutsch¹	459,000
Ms. Krechmer²	403,000

¹ Ms. Deutsch’s annual base salary increased from $445,000 to $459,000 effective as of March 13, 2022.
² Ms. Krechmer’s annual base salary increased from $380,000 to $403,000 effective as of March 13, 2022.

These base salaries were determined based on a variety of factors, including using a competitive assessment of similarly situated executives at peer companies, and taking into account customary annual base salary increases, recognizing their individual performance and providing competitive compensation to retain key executives. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary and the people, culture and compensation committee reviews annual base salary each year.
ANNUAL BONUS
Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. We typically establish annual bonus targets based around a set of specified corporate goals for our named executive officers, along with individual goals, and conduct an annual performance review to determine the attainment of such goals. The target bonuses for our named executive officers for 2022 were:

Named executive officer	Target annual bonus, as a percentage of base salary
Ms. Findley	100%
Ms. Deutsch	75%
Ms. Krechmer	75%

Our management may propose bonus awards to the people, culture and compensation committee or the board of directors primarily based on such review process and such target percentages. Our people, culture and compensation committee determines or makes a recommendation to the board of directors regarding eligibility requirements for and the amount of such bonus awards. With respect to 2022, no bonuses were paid to our named executive officers based on the company’s performance in 2022.

EQUITY INCENTIVES
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, other than for our chief executive officer pursuant to our Stock Ownership Guidelines, we believe that equity grants:
•provide our executives with a strong link to our long-term performance,
•create an ownership culture, and
•help to align the interests of our executives and our stockholders.
In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our people, culture and compensation committee and board of directors periodically review the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options, PSUs and/or RSUs. For example, in 2021, the people, culture and compensation committee determined to shift the company’s equity incentive award strategy from time-based RSU awards to PSU awards with vesting subject to (i) our Class A common stock achieving certain minimum unweighted closing prices per share, averaged over a 30 consecutive trading day period prior to February 25, 2024 and (ii) time-based vesting. In addition, in 2022, the people, culture and compensation committee determined to shift the company’s equity award strategy for our executive officers to a mix of 50% RSUs and 50% PSUs, with the number of PSUs that could be earned and vest depending on our total stockholder return (“TSR”) over the performance period beginning February 25, 2022 and ending February 25, 2025, relative to the TSR of the group companies in the Russell 2000 Index. The actual number of shares that may vest ranges from 0% to 200% of the PSUs awarded.
54 BLUE APRON 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION | NARRATIVE TO SUMMARY COMPENSATION TABLE
On March 1, 2021, our people, culture and compensation committee granted PSU awards representing the right to receive an aggregate amount of 100,000 shares, 53,000 shares, and 45,000 shares to each of Ms. Findley, Ms. Deutsch, and Ms. Krechmer, respectively. The aggregate targeted dollar value of these PSU awards was approximately $1,000,000, $530,000, and $450,000 for each of Ms. Findley, Ms. Deutsch, and Ms.Krechmer, respectively adjusted, based on the grant methodology described in the following sentence. The number of shares of Class A common stock underlying each such PSU award was determined by dividing the target dollar value of each award by $10.00. Vesting of 50%, 25% and 25% of the PSUs granted on March 1, 2021 is subject to our Class A common stock achieving certain minimum unweighted closing prices per share averaged over a 30 consecutive trading day period prior to February 25, 2024. PSUs that meet the stock price targets referred to in the prior sentence will vest (i) 50% on the later to occur of (A) the date a stock price target is met and (B) February 25, 2022 and (ii) 50% on February 25, 2024. Any PSUs that have not achieved the performance targets by February 25, 2024 shall expire and have no further force or effect. As of April 13, 2023 none of the performance targets had been met.

On February 25, 2022, our people, culture and compensation committee granted PSU awards representing the right to receive an aggregate amount of 93,387 shares, 24,748 shares, and 21,012 shares to each of Ms. Findley, Ms. Deutsch and Ms. Krechmer, respectively, and RSU awards representing the right to receive an aggregate amount of 93,387 shares, 24,748 shares, and 21,013 shares to each of Ms. Findley, Ms. Deutsch and Ms. Krechmer, respectively. The aggregate targeted dollar value of the RSU and PSU awards was approximately $1,500,000, $397,507, and $337,507 for each of Ms. Findley, Ms. Deutsch, and Ms.Krechmer, respectively adjusted, based on the grant methodology described in the following sentence. The number of shares of Class A common stock underlying each such RSU and PSU award was determined by dividing the target dollar value of each award by $8.0311, representing the average 90-trading day price of the Class A common stock. Each PSU and each RSU represents the right to receive one share of Class A common stock. The RSUs granted in 2022 to our named executive officers vest in equal quarterly installments on each May 25, August 25, November 25 and February 25 through February 25, 2025. The PSUs vest on February 25, 2025, subject to the meeting of the performance metrics during the performance period. The number of PSUs that could be earned and vest under the grant depends on our TSR over the performance period beginning February 25, 2022 and ending February 25, 2025 relative to the TSR of the group companies in the Russell 2000 Index. The actual number of shares that may vest ranges from 0% to 200% of the target amount.
Any PSUs that have not achieved the performance targets by February 25, 2025 shall expire and have no further force or effect.

On February 25, 2023, our people, culture and compensation committee granted PSU awards representing the right to receive an aggregate amount of 150,000 shares, 37,500 shares, and 37,500 shares to each of Ms. Findley, Ms. Deutsch and Ms. Krechmer, respectively, and RSU awards representing the right to receive an aggregate amount of 150,000 shares, 37,500 shares, and 37,500 shares to each of Ms. Findley, Ms. Deutsch and Ms. Krechmer, respectively. In 2023, the people, culture and compensation committee shifted to a share-based grant methodology tied to a fixed pool of shares to be granted by employee level in lieu of the value-based methodology in prior years, and, accordingly, the number of shares of Class A common stock underlying each such RSU and PSU award for 2023 was determined by application of the share-based grant model. Each PSU and each RSU represents the right to receive one share of Class A common stock. The RSUs granted in 2023 to our named executive officers vest in equal quarterly installments on each May 25, August 25, November 25 and February 25 through February 25, 2026. The PSUs vest on February 25, 2026, subject to the meeting of the performance metrics during the performance period. The number of PSUs that could be earned and vest under the grant depend on the company's TSR over the performance period beginning January 1, 2023 and ending December 31, 2025 relative to the TSR of the group companies in the Russell 2000 Index. The actual number of shares that may vest ranges from 0% to 200% of the target amount. Any PSUs that have not achieved the performance targets by December 31, 2025 shall expire and have no further force or effect.

In addition, on February 25, 2023, the people, culture and compensation committee granted RSU awards as special recognition and retention incentive awards to Ms. Deutsch and Ms. Krechmer representing the right to each to receive an aggregate amount of 30,000 shares of Class A common stock. These RSUs will vest in full on February 25, 2024. On March 25, 2023, the people, culture and compensation committee granted an RSU award as a special recognition and retention incentive award to Ms. Findley representing the right to receive an aggregate amount of 75,000 shares of Class A common stock. These RSUs will vest in full on March 25, 2024. The people, culture and compensation committee determined to grant the special recognition awards as retention incentives to maintain critical business functions for our named executive officers and other executive officers.

The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date.
BLUE APRON 2023 PROXY STATEMENT 55

EXECUTIVE COMPENSATION | OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2022.

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested(1) ($)
Linda Findley	—	—	—	—	301,040(2)	249,863
Meredith L. Deutsch	—	—	—	—	117,120(3)	97,210
Irina Krechmer	—	—	—	—	105,756(4)	87,777
(1)This column represents the market value of the shares underlying RSUs and PSUs as of December 30, 2022, based on the closing price of our Class A common stock, as reported on the NYSE, of $0.83 per share on December 30, 2022.
(2)Represents RSU awards granted on May 25, 2019, February 27, 2020, May 25, 2020 August 25, 2020, November 25, 2020, and February 25, 2022 and PSU awards granted on March 1, 2021 and February 25, 2022 for 544,174 shares of Class A common stock under our 2017 Equity Incentive Plan. The RSUs and PSUs vest as follows:
(i)The May 2019 RSU grant vested 3.38% of the RSUs on May 25, 2019, 6.25% of the RSUs in equal installments for the 15 quarters thereafter, and the remaining 2.87% on May 25, 2023.
(ii)The February 2020 RSU grant began vesting on May 25, 2020 in equal quarterly installments of 6.25% until it becomes fully vested on February 25, 2024.
(iii)The May 2020 RSU grant vested in 8.31% quarterly installments until February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.
(iv)The August 2020 RSU grant vested in 12.5% quarterly installments until February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.
(v)The November 2020 RSU grant vested 25% on February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.
(vi)The March 2021 PSU grant will vest 50%, 25% and 25% of the PSUs is subject to the issuer’s Class A Common Stock achieving certain minimum unweighted closing prices per share averaged over a 30 consecutive trading day period prior to February 25, 2024. PSUs that meet the stock price targets referred to in the prior sentence will vest (i) 50% on the later to occur of (A) the date a stock price target is met and (B) February 25, 2022 and (ii) 50% on February 25, 2024. Any PSUs that have not achieved the performance targets by February 25, 2024 shall expire and have no further force or effect.
(vii)The February 2022 RSU grant began vesting on May 25, 2022 in equal quarterly installments of 8.33% until it becomes fully vested on February 25, 2025.
(viii)The February 2022 PSU grant will vest on February 25, 2025, subject to meeting the performance metrics during the performance period. The number of PSUs that could be earned and vest under the grant depends on our TSR over the performance period beginning February 25, 2022 and ending February 25, 2025 relative to the TSR of the group companies in the Russell 2000 Index. The actual number of shares that may vest ranges from 0% to 200% of the target amount. Any PSUs that have not achieved the performance targets by February 25, 2025 shall expire and have no further force.
The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date.
(3)Represents RSU awards granted on November 25, 2019, February 27, 2020, May 25, 2020 August 25, 2020, November 25, 2020, and February 25, 2022 and PSU awards granted on March 1, 2021 and February, 25 2022 for 179,053 shares of Class A common stock under our 2017 Equity Incentive Plan. The RSUs and PSUs vest as follows:
(i)The November 2019 RSU grant vested 25% of the RSUs on November 25, 2020 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on November 25, 2023.
(ii)The February 2020 RSU grant began vesting on May 25, 2020 in equal quarterly installments of 6.25% until it becomes fully vested on February 25, 2024.
(iii)The May 2020 RSU grant vested in 8.31% quarterly installments until February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.

56 BLUE APRON 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION | OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
(iv)The August 2020 RSU grant vested in 12.5% quarterly installments until February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.
(v)The November 2020 RSU grant vested as to 25% of the RSUs on February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.
(vi)The March 2021 PSU grant will vest 50%, 25% and 25% of the PSUs is subject to the issuer’s Class A Common Stock achieving certain minimum unweighted closing prices per share averaged over a 30 consecutive trading day period prior to February 25, 2024. PSUs that meet the stock price targets referred to in the prior sentence will vest (i) 50% on the later to occur of (A) the date a stock price target is met and (B) February 25, 2022 and (ii) 50% on February 25, 2024. Any PSUs that have not achieved the performance targets by February 25, 2024 shall expire and have no further force or effect.
(vii)The February 2022 RSU grant began vesting on May 25, 2022 in equal quarterly installments of 8.33% until it becomes fully vested on February 25, 2025.
(viii)The February 2022 PSU grant will vest on February 25, 2025, subject to meeting the performance metrics during the performance period. The number of PSUs that could be earned and vest under the grant depends on our TSR over the performance period beginning February 25, 2022 and ending February 25, 2025 relative to the TSR of the group companies in the Russell 2000 Index. The actual number of shares that may vest ranges from 0% to 200% of the target amount. Any PSUs that have not achieved the performance targets by February 25, 2025 shall expire and have no further force
The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date.
(4)Represents RSU awards granted on August 25, 2019, February 27, 2020, May 25, 2020, August 25, 2020, November 25, 2020, and February 25, 2022 and PSU awards granted on March 1, 2021 and February 25, 2022 for 194,911 shares of Class A common stock under our 2017 Equity Incentive Plan. The RSUs and PSUs vest as follows:
(i)The August 2019 RSU grant vested 25% of the RSUs on August 25, 2020 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on August 25, 2023.
(ii)The February 2020 RSU grant began vesting on May 25, 2020 in equal quarterly installments of 6.25% until it becomes fully vested on February 25, 2024.
(iii)The May 2020 RSU grant vested in 8.31% quarterly installments until February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.
(iv)The August 2020 RSU grant vested in 12.5% quarterly installments until February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.
(v)The November 2020 RSU grant vested 25% of the RSUs on February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.
(vi)The March 2021 PSU grant vests 50%, 25% and 25% of the PSUs is subject to the issuer’s Class A Common Stock achieving certain minimum unweighted closing prices per share averaged over a 30 consecutive trading day period prior to February 25, 2024. PSUs that meet the stock price targets referred to in the prior sentence will vest (i) 50% on the later to occur of (A) the date a stock price target is met and (B) February 25, 2022 and (ii) 50% on February 25, 2024. Any PSUs that have not achieved the performance targets by February 25, 2024 shall expire and have no further force or effect.
(vii)The February 2022 RSU grant began vesting on May 25, 2022 in equal quarterly installments of 8.33% until it becomes fully vested on February 25, 2025.
(viii)The February 2022 PSU grant will vest on February 25, 2025, subject to meeting the performance metrics during the performance period. The number of PSUs that could be earned and vest under the grant depends on our TSR over the performance period beginning February 25, 2022 and ending February 25, 2025 relative to the TSR of the group companies in the Russell 2000 Index. The actual number of shares that may vest ranges from 0% to 200% of the target amount. Any PSUs that have not achieved the performance targets by February 25, 2025 shall expire and have no further force.
The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date.
BLUE APRON 2023 PROXY STATEMENT 57

EXECUTIVE COMPENSATION | EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plan Information

Our equity compensation plans consist of our 2012 Equity Incentive Plan and our 2017 Equity Incentive Plan. Prior to our IPO, we granted awards under the 2012 Equity Incentive Plan. Following our IPO, any remaining shares available for issuance under our 2012 Equity Incentive Plan were added to the shares reserved under our 2017 Equity Incentive Plan.

The following table shows certain information concerning all of our equity compensation plans in effect as of December 31, 2022:

Equity compensation plans	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1) ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
2012 Equity Incentive Plan	26,705	95.49	—
2017 Equity Incentive Plan	2,290,605	—	2,131,798
Equity compensation plans not approved by security holders	—	—	—
Total	2,317,310	95.49	2,131,798
(1)The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying RSUs and PSUs, which have no exercise price.
58 BLUE APRON 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION | PAY VERSUS PERFORMANCE DISCLOSURE

Pay Versus Performance Disclosure

The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officer (“PEO”) and our other named executive officers (“Other NEOs”) as presented under “Executive Compensation—Summary Compensation Table” on page 52 of this Proxy Statement (the “SCT Amounts”), (ii) the “compensation actually paid” to our PEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules (the “CAP Amounts”), (iii) certain financial performance measures, and (iv) the relationship of the CAP Amounts to those financial performance measures.

This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our people, culture and compensation committee evaluates compensation decisions in light of company or individual performance. For discussion of how our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders, please review the “Executive Compensation” section of this Proxy Statement beginning on page 52.

Year (a)	Summary Compensation Table Total for PEO (b) (1)	Compensation Actually Paid to PEO (c) (1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d) (1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e) (1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (f)	Net Income (Loss) (in millions) (g)
2022	$1,765,394	$(104,354)	$737,428	$91,515	$14.85	$(109.733)
2021	$1,357,274	$1,291,147	$986,985	$866,960	$120.39	$(88.381)
(1) The PEO was Linda Findley for both years in the table. The Other NEOs were Meredith Deutsch and Irina Krechmer for 2022 and Meredith Deutsch and Randy Greben, the former Chief Financial Officer, for 2021.
(2) The following table describes the adjustments, each of which is required by SEC rule, to calculate the CAP Amounts from the SCT Amounts of our PEO (column (b)) and our Other NEOs (column (d)). The SCT Amounts and the CAP Amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act.
BLUE APRON 2023 PROXY STATEMENT 59

EXECUTIVE COMPENSATION | PAY VERSUS PERFORMANCE DISCLOSURE

Adjustments	2022		2021
	PEO	Other NEOs*	PEO	Other NEOs*
SCT Amounts	$1,765,394	$737,428	$1,357,274	$986,985
Adjustments for stock and option awards
(Subtract): Aggregate value for stock awards and option awards included in SCT for the covered fiscal year	$(1,265,394)	$(310,027)	$(647,000)	$(365,555)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	$83,349	$20,421	$36,700	$207,355
Add (Subtract): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	$(587,911)	$(311,485)	$116,244	$22,773
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	$80,077	$19,618	$0	$0
Add (Subtract): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	$(179,868)	$(64,441)	$97,629	$15,403
CAP Amounts (as calculated)	$(104,354)	$91,515	$1,291,147	$866,960
Valuation assumptions used to calculate fair values did not materially differ from those used to calculate fair values at the time of grant as reflected in the SCT Amounts.

RELATIONSHIP BETWEEN CAP AMOUNTS AND PERFORMANCE MEASURES
The following charts show graphically the relationships over the past two years of the CAP Amounts for our PEO and Other NEOs as compared to our (i) cumulative total shareholder return and (ii) net income (loss).

Blue Apron TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Value of $100 Investment From 12/31/2020
$1
$1
$1
$1
$1
$0
$0
$0
$0
$140
$120
$100
$80
$60
$40
$20
$0
$1.29
$120.39
$0.87
($0.10)
$0.09
$14.85
12/31/21
12/31/22
PEO CAP ($M)
Average NEO CAP ($M)
APRN

Blue Apron Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Net Income ($M)
$1
$1
$1
$1
$1
$0
$0
$0
$0
($75)
($80)
($85)
($90)
($95)
($100)
($105)
($110)
($115)
$1.29
$0.87
($88.38)
($0.10)
$0.09
($109.73)
12/31/21
12/31/22
PEO CAP ($M)
Average NEO CAP ($M)
Net Income ($M)

60 BLUE APRON 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION | POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Potential Payments Upon Termination or Change in Control

The Blue Apron Holdings, Inc. Executive Severance Benefits Plan, adopted by our people, culture and compensation committee in February 2018 (the “Severance Plan”), provides certain designated eligible full-time executives of the company or any of its subsidiaries whose position generally is at or above the level of Senior Vice President or its equivalent (“Covered Employees”), including our named executive officers, certain severance benefits upon the occurrence of the following events (each, a “Covered Termination”):
•with respect to Covered Employees other than Ms. Findley, a termination without cause (as defined in the Severance Plan) prior to a change in control (as defined in the Severance Plan);
•with respect to Ms. Findley, a termination without cause or a resignation for good reason (as defined in the Severance Plan and as modified by Ms. Findley’s offer letter), in either case prior to a change in control; and
•a termination without cause or a resignation for good reason, in either case within 12 months following a change in control, or, pursuant to Ms. Findley’s offer letter, in Ms. Findley’s case, 24 months following a change in control (a “Change in Control Termination”).
The Severance Plan administrator is our board of directors or a committee thereof designated by our board of directors. Pursuant to the Severance Plan, each Covered Employee who is subject to a Covered Termination is entitled to:
•continuation of such Covered Employee’s monthly base salary (as defined in the Severance Plan) for a period of 12 months in the case of Ms. Findley, or six months in the case of other Covered Employees (as applicable, the “Severance Period”), following such termination, and with respect to certain executive officers, as provided for in the applicable officer’s offer letter, in the case of a Change in Control Termination, an additional 6 months of base salary continuation;
•in the event such Covered Employee elects to receive COBRA continuation health coverage following such termination, payment by the company of a portion of the cost of COBRA continuation health coverage for the Covered Employee and his or her applicable dependents through the earliest of:
(i)the end of the Covered Employee’s Severance Period,
(ii)the date on which the Covered Employee’s new benefits plan coverage commences with a new employer, and
(iii)the date on which such COBRA continuation health coverage is no longer in force;
•at the request of the Covered Employee and as determined in the Severance Plan administrator’s sole discretion, the arrangement of and payment for reasonable outplacement services by the company for up to six months following the Covered Employee’s date of termination of employment;
•any unpaid annual or other bonus earned in respect of any completed bonus period that ended prior to the date of the Covered Employee’s Covered Termination that the Severance Plan administrator determines to be payable to the Covered Employee in its discretion pursuant to the company’s compensation program(s);
•solely in the case of a Change in Control Termination, a lump sum payment in an amount equal to the prorated portion of the Covered Employee’s annual target bonus for the year of the Covered Termination; and
•in the case of a Change in Control Termination, full vesting of any unvested company equity awards held by the Covered Employee that vest based solely on continued service.
All payments and benefits provided under the Severance Plan are contingent upon the execution and effectiveness of a release of claims by the executive in our favor and continued compliance by the executive with any applicable noncompetition, nonsolicitation, and other obligations owed to the company or any of its subsidiaries.
BLUE APRON 2023 PROXY STATEMENT 61

EXECUTIVE COMPENSATION | PROHIBITION ON HEDGING AND CERTAIN OTHER TRANSACTIONS
Retirement Benefits

We maintain a retirement plan for the benefit of our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions).
The 401(k) plan provides that each participant may contribute up to an annual statutory limit. Participants who are at least 50 years old can also contribute additional amounts based on statutory limits for “catch-up” contributions. Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants. Beginning in 2022, our 401(k) plan provides for a company-matching contribution of (1) 100% on contributions up to the first 3% of a participant’s eligible pay and (2) 50% on contributions on the next 2% of a participant’s eligible pay.
Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees.
Prohibition on Hedging and Certain Other Transactions

We prohibit our directors, officers, and employees (or any of their family members or designees) from directly or indirectly engaging in the following transactions with respect to securities of the Company:
•short sales, including short sales “against the box”;
•purchases or sales of put or call options or other derivative securities based on our securities; or
•purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of securities of the company.
In addition, we prohibit our directors, officers, and employees from purchasing company securities on margin, borrowing against company securities held in a margin account, or pledging company securities as collateral for a loan.
62 BLUE APRON 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION | LIMITATION OF LIABILITY AND INDEMNIFICATION
Limitation of Liability and Indemnification

Our restated certificate of incorporation, as amended, limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:
•for any breach of the director’s duty of loyalty to us or our stockholders;
•for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•for voting or assenting to unlawful payments of dividends, stock repurchases or other distributions; or
•for any transaction from which the director derived an improper personal benefit.
Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, our restated certificate of incorporation, as amended, provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.
We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director and executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors. We have agreed that we will be the indemnitor of “first resort,” however, with respect to any claims against these directors for indemnification claims that are indemnifiable by both us and their employers. Accordingly, to the extent that indemnification is permissible under applicable law, we will have full liability for such claims (including for the advancement of any expenses) and we have waived all related rights of contribution, subrogation or other recovery that we might otherwise have against these directors’ employers.
BLUE APRON 2023 PROXY STATEMENT 63

Director
COMPENSATION
Under our non-employee director compensation policy, which was adopted in August 2017 and amended in April 2019, February 2020, September 2020 and May 2021 our non-employee directors receive the cash compensation set forth below, and an annual RSU award grant having an aggregate fair market value of $85,000 ($125,000 prior to September 2020) on the date of grant. Annual RSU awards are made at each annual meeting of stockholders, including the Annual Meeting. Each such RSU award will vest in full on the earlier of the first anniversary of the date of grant and the date of the next annual stockholder meeting following the date of grant. In addition, under our director compensation policy, new non-employee directors are also eligible for an initial RSU award having an aggregate fair market value of $85,000 on the date of grant, which is the date of such director’s initial election to our board of directors, which amount shall be prorated based on time until our next scheduled annual meeting of stockholders or, if the date of the annual meeting has not been set on the date of grant, the business day following the first anniversary of the last annual meeting.
Such RSU award will vest in full on the first anniversary of the grant date. All RSU awards granted to our non-employee directors provide for the immediate acceleration of all vesting thereunder in the event of a change in control. Directors may elect to defer the delivery of the shares of Class A common stock that they would otherwise receive upon the vesting of the RSUs until the earlier of 30 days following the director’s separation from service with the company and a change in control of the company.
Each non-employee director is eligible to receive compensation for his or her service on our board of directors or committees thereof consisting of annual cash retainers paid quarterly in arrears, as follows:

Non-employee director service	Annual cash retainer ($)
Non-employee directors	50,000
Additional annual retainers, for service as:
•Chairperson of the Board	50,000
•Lead independent director, if appointed	20,000
•Chairperson of the Audit Committee	15,000
•Non-chair member of the Audit Committee	7,500
•Chairperson of the People, Culture and Compensation Committee	13,000
•Non-chair member of the People, Culture and Compensation Committee	6,500
•Chairperson of the Nominating and Corporate Governance Committee	9,000
•Non-chair member of the Nominating and Corporate Governance Committee	4,500

64 BLUE APRON 2023 PROXY STATEMENT

DIRECTOR COMPENSATION
The table below shows all compensation to our non-employee directors serving during 2022.

Name	Fees earned or paid in cash ($)	Stock awards(1)(2) ($)	Total ($)
Beverly K. Carmichael	51,029	57,696	108,725
Jennifer Carr-Smith	119,392	44,567	163,959
Peter Faricy³	46,218	44,567	90,785
Brenda Freeman	66,500	44,567	111,067
Elizabeth Huebner	71,500	44,567	116,067
Amit Shah	47,260	57,436	104,696
(1)The values disclosed represent the aggregate grant date fair value of RSUs granted to the director, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSU grants reported in this column are set forth in Note 13 “Share-based Compensation” to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Pursuant to our non-employee director compensation policy, each of Ms. Carmichael, Ms. Carr-Smith, Ms. Freeman, and Ms. Huebner, elected to defer delivery of the shares of our Class A common stock that they would otherwise receive upon the vesting of the annual RSU award for 2022 until the earlier of 30 days following the director’s separation from service with the company and a change in control of the company. Amounts for Ms. Carmichael and Mr. Shah include the new director grants made in March 2022 and, the annual 2022 grant.
(2)As of December 31, 2022, the aggregate number of shares of our Class A common stock subject to outstanding stock awards held by our non-employee directors serving during 2022 was as follows:

Name	Aggregate number of stock awards
Beverly K. Carmichael	21,967
Jennifer Carr-Smith	19,293
Peter Faricy	19,293
Brenda Freeman	19,293
Elizabeth Huebner	19,293
Amit Shah	22,238
(3)Mr. Faricy resigned from our board of directors effective October 15, 2022. Upon Mr. Faricy's resignation, all unvested stock awards held by Mr. Faricy were automatically forfeited and canceled.

As a general matter, we do not provide any additional compensation to Ms. Findley, our president and chief executive officer, for her service as a member of our board of directors. The compensation related to Ms. Findley’s service as president and chief executive officer of the company paid in 2022 is set forth above under “Executive Compensation—Summary Compensation Table.”
In connection with becoming a public company, our non-employee director compensation policy was developed in 2016, taking into consideration the observations and recommendations of Compensia, a national management consulting firm, who provided survey data of a group of other publicly traded companies of similar size and industries, and considered the overall economic environment and trends and developments in non-employee director compensation.
In 2019, Compensia assisted our people, culture and compensation committee in modifying our non-employee director compensation policy to provide for the payment of additional compensation for service as chairperson of the board by a non-employee based on the peer group data described above and comparable companies within Compensia’s Tech 150. In September 2020, in connection with the refresh of our board of directors, our people, culture and compensation committee reviewed publicly available data regarding director compensation of comparable companies based on revenue and market capitalization, and modified our non-employee director compensation policy to reduce the amount of annual stock-based compensation paid to non-employee directors from $125,000 to $85,000.

In addition, we have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.
BLUE APRON 2023 PROXY STATEMENT 65

Certain Relationships
AND RELATED TRANSACTIONS
Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, our audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of our audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by our audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, our audit committee will review and consider:
•the related person’s interest in the related person transaction;
•the approximate dollar value of the amount involved in the related person transaction;
•the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•whether the transaction was undertaken in the ordinary course of our business;

•the purpose of, and the potential benefits to us of, the transaction; and
•any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.
Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in or is not inconsistent with our company’s best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.
Pursuant to the SEC’s related person transaction disclosure rule, the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the policy:
•interests arising only from the related person’s position as a director of another corporation or organization that is a party to the transaction;
•interests arising only from the direct or indirect ownership by the related person and all other related persons in the aggregate of less than a 10% equity interest (other than a general partnership interest) in another entity which is a party to the transaction;
•interests arising solely from the ownership of a class of our equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis;
•compensation arrangements with executive officers if the compensation has been approved, or recommended to the board of directors for approval, by our people, culture and compensation committee;
•compensation for services as a director of our company if such compensation will be publicly reported pursuant to SEC rules;
•interests arising solely from indebtedness of a 5% stockholder or an immediate family member of a 5% stockholder;
66 BLUE APRON 2023 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS | RELATED PERSON TRANSACTIONS
•a transaction where the rates or charges involved in the transaction are determined by competitive bids;
•a transaction that involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority; and
•a transaction that involves services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.
In addition, our board of directors has determined that transactions that are specifically contemplated by our corporate charter or by-laws are not related person transactions for purposes of the policy. The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our people, culture and compensation committee in the manner specified in its charter.
We did not have a written policy regarding the review and approval of related person transactions prior to our IPO in June 2017. Nevertheless, with respect to such transactions, it was historically the practice of our board of directors to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unrelated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our company’s best interests. In addition, all related person transactions historically required prior approval, or later ratification, by our board of directors.
Related Person Transactions

Below we describe transactions since January 1, 2021 to which we were or will be a participant and in which the amounts involved exceeded or will exceed $120,000, and any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
EQUITY PURCHASE AGREEMENTS
September 2021 Purchase Agreement
We are a party to the September 2021 Purchase Agreement, with RJB Partners, an affiliate of Joseph N. Sanberg, an existing holder of the company’s Class A common stock, and Matthew B. Salzberg, the company’s co-founder and prior chairperson of our board of directors, pursuant to which we completed an equity capital raise for aggregate gross proceeds of $78.0 million, without giving effect to the receipt of any exercise price of any warrants issued in the transactions.

Pursuant to the September 2021 Purchase Agreement, on September 15, 2021, we issued and sold to Mr. Salzberg, for an aggregate purchase price of $3.0 million, (i) 300,000 shares of Class A common stock, (ii) warrants to purchase 240,000 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 120,000 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 60,000 shares of Class A common stock at an exercise price of $20.00 per share.

Under the terms of the September 2021 Purchase Agreement, on November 4, 2021, in connection with the closing of our rights offering pursuant to the September 2021 Purchase Agreement, we issued and sold to RJB Partners in a private placement, which we refer to as the Backstop Private Placement, for an aggregate purchase price of $32.7 million, (i) 3,265,813 shares of Class A common stock, (ii) warrants to purchase 2,612,354.58219726 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 1,306,177.291098630 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 653,088.645549316 shares of Class A common stock at an exercise price of $20.00 per share (the securities in clauses (i) through (iv), which we collectively refer to as the Backstop Securities). The Backstop Securities represent that number of shares of the company’s Class A common stock and warrants that remained unsubscribed for as of the expiration of the subscription period of our rights offering.

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On November 4, 2021, concurrently with the consummation of the Backstop Private Placement, we also issued and sold to RJB Partners in a separate private placement, for an aggregate purchase price of $30.0 million, (i) 3,000,000 shares of Class A common stock, (ii) warrants to purchase 2,400,000 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 1,200,000 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 600,000 shares of Class A common stock at an exercise price of $20.00 per share.

Each warrant issued under the September 2021 Purchase Agreement has a term of seven years from the date of issuance. Each such warrant may only be exercised for cash, except in connection with certain fundamental transactions, and no fractional shares will be issued upon exercise of the warrants. The warrants are non-transferable, except in limited circumstances, and are not listed or otherwise traded on any stock exchange. The number of shares issuable upon exercise of the warrants and the applicable exercise prices are subject to adjustment in certain events, including (i) dividends or distributions of our shares of Class A common stock, (ii) subdivisions, combinations and certain reclassifications of shares of the Class A common stock, (iii) certain additional issuances of Class A common stock or securities exercisable for or convertible into shares of Class A common stock at a price per share less than the market price for the Class A common stock, (iv) distributions of assets other than Class A common stock, or (v) certain repurchases by us.

The September 2021 Purchase Agreement contains customary representations from us, on the one hand, and RJB Partners, on the other hand. In accordance with the terms of the September 2021 Purchase Agreement, RJB Partners has also agreed to a customary standstill for a period of three years, as well as provisions requiring RJB Partners to vote all of our securities it beneficially owns, and to cause our securities beneficially owned by Mr. Sanberg and certain of its or his respective affiliates to be voted, in each case in excess of 19.9% of the total voting power of our outstanding capital stock in the aggregate, in proportion to and in accordance with the vote of all of our stockholders.

Under the September 2021 Purchase Agreement, we also agreed to provide RJB Partners and Matthew B. Salzberg with customary registration rights and to enter into a registration rights agreement with respect to the securities purchased in the private placements, as described below under “November 2021 Registration Rights Agreement.”
The September 2021 Purchase Agreement, required our board of directors to approve specified ESG measures, including (i) using our reasonable best efforts to cause our nominees for election to the board of directors at the 2022 annual meeting of stockholders to be composed of individuals at least half of whom are women and at least half of whom are persons of color and, (ii) if at least half the directors are not women or if at least half of the directors are not persons of color immediately after the 2022 annual meeting of stockholders, to increase the size of the board of directors and appoint new directors, or obtain resignations from then-current directors, such that at least half of the directors are women and at least half of the directors are persons of color (the “director obligation”). On June 22, 2022, we entered into a Waiver and Extension with RJB Partners, pursuant to which RJB Partners agreed to a waiver and extension with respect to our compliance with the director obligation and we agreed to comply with the director obligation on or prior to December 15, 2022. We met that obligation by December 15, 2022.
February 2022 Purchase Agreement
On February 14, 2022, we entered into a purchase agreement with RJB Partners, which we refer to as the February 2022 Purchase Agreement, under which we issued and sold to RJB Partners in a private placement, for an aggregate purchase price of $5.0 million, 357,143 units each consisting of (a) 1 share of Class A common stock, (b) 1 warrant to purchase 0.8 shares of Class A common stock at an exercise price of $15.00 per share, (c) 1 warrant to purchase 0.4 shares of Class A common stock at an exercise price of $18.00 per share, and (d) 1 warrant to purchase 0.2 shares of Class A common stock at an exercise price of $20.00 per share. In the aggregate, RJB Partners received (i) 357,143 shares of Class A common stock, (ii) warrants to purchase 285,714 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 142,857 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 71,429 shares of Class A common stock at an exercise price of $20.00 per share.
The February 2022 Purchase Agreement contains customary representations from us on the one hand, and RJB Partners, on the other hand. In accordance with the terms of the February 2022 Purchase Agreement, RJB Partners has also agreed to a customary standstill for a period of three years, as well as provisions requiring RJB Partners to vote all of our securities it beneficially owns, and to cause our securities beneficially owned by Mr. Sanberg and certain of its or his respective affiliates to be voted, in each case in excess of 19.9% of the total voting power of our outstanding capital stock in the
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aggregate, in proportion to and in accordance with the vote of all of our stockholders.
Each warrant issued under the February 2022 Purchase Agreement has a term of seven years from the date of issuance. Each such warrant may only be exercised for cash, except in connection with certain fundamental transactions, and no fractional shares will be issued upon exercise of the warrants. The warrants will be non-transferable, except in limited circumstances, and will not be listed or otherwise trade on any stock exchange. The number of shares issuable upon exercise of the warrants and the applicable exercise prices will be subject to adjustment in certain events, including (i) dividends or distributions of shares of the Class A common stock, (ii) subdivisions, combinations and certain reclassifications of shares of the Class A common stock, (iii) certain additional issuances of Class A common stock or securities exercisable for or convertible into shares of Class A common stock at a price per share less than the market price for the Class A common stock, (iv) distributions of assets other than Class A common stock, or (v) certain repurchases by us.

April 2022 RJB Purchase Agreement, April 2022 Findley Purchase Agreement and November 2022 Guaranty and Pledge Agreement

On April 29, 2022, we entered into a purchase agreement (the “Original RJB Purchase Agreement”) with RJB Partners, which was subsequently amended by Amendment No. 1 thereto on August 7, 2022 (“Amendment No. 1”) and by Amendment No. 2 thereto on September 7, 2022 (as amended, the “RJB Purchase Agreement”), pursuant to which, among other things:
•concurrently with the execution of the RJB Purchase Agreement on April 29, 2022 (the “First RJB Closing”), Long Live Bruce, LLC (which was assigned RJB Partners’ rights to purchase the First RJB Closing Private Placement Shares (as defined herein)) purchased, for an aggregate purchase price of $20.0 million (or $12.00 per share), 1,666,666 shares of Class A common stock (the “First RJB Closing Private Placement Shares”); and
•RJB Partners agreed to purchase from us, for an aggregate purchase price of $56.5 million (or $ 5.65) (the “Outstanding Obligated Amount”), at a subsequent closing (the “Second RJB Closing”) 10,000,000 shares of our Class A common stock (the “Second RJB Closing Private Placement Shares” and together with the First RJB Closing Private Placement Shares, the “RJB Private Placement Shares”).
The RJB Purchase Agreement contains customary representations by the company, on the one hand, and RJB Partners, on the other hand.
The RJB Purchase Agreement contains customary termination rights for each of the company and RJB Partners, including that it may be terminated, subject to the terms and conditions of the RJB Purchase Agreement, (i) by mutual written consent of such parties at any time prior to the Second RJB Closing or (ii) by either party upon the other party’s uncured material breach of any representation, warranty, covenant or agreement under the RJB Purchase Agreement after receipt of 30 days’ notice of such breach by the other party.
In accordance with the terms of the RJB Purchase Agreement, RJB Partners has also agreed to a customary standstill until September 15, 2024, as well as provisions requiring RJB Partners to vote all Blue Apron securities it beneficially owns, including the RJB Private Placement Shares, and to cause Blue Apron securities beneficially owned by Mr. Sanberg and certain of its or his respective affiliates under common control (including the RJB Private Placement Shares) to be voted, in each case in excess of 19.9% of the total voting power of the outstanding capital stock of the company in the aggregate, in proportion to and in accordance with the vote of all stockholders of the company.

Under the terms of Amendment No. 1, Mr. Sanberg has agreed to guarantee the payment of RJB Partners’ payment obligations under the RJB Purchase Agreement. On November 6, 2022, we entered into a Guaranty and Pledge Agreement with Remember Bruce, LLC (“Pledgor”), an affiliate of Mr. Sanberg, pursuant to which Pledgor (i) agreed to guarantee the payment of the Outstanding Obligated Amount and (ii) to secure its obligation to pay the Outstanding Obligated Amount, granted us a security interest in Pledgor’s equity interests in securities (the “Pledged Shares”) of certain privately-held issuers (the “Pledged Entities”), the certificates (if any) representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares (collectively, the “Pledged Collateral”). Because the Outstanding Obligated Amount remained unpaid after November 30, 2022, we are permitted to exercise remedies in respect to the Pledged Shares. In particular, we have the right to foreclose on the Pledged Shares and we are evaluating our options to monetize the Pledged Shares. Because the Pledged Entities are privately held, there is no public trading market for the Pledged Shares. As a result, the value of the Pledged Shares could be less than the Outstanding Obligated Amount, and, if we seek to foreclose upon the Pledged Shares to satisfy Pledgor’s obligation to pay the
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Outstanding Obligated Amount, the proceeds of any private sale of the Pledged Shares, to the extent any such private sale is permissible and effected subject to regulatory and contractual limitations that may apply, may be less than could have been obtained from a sale in a public trading market and may be less than the Outstanding Obligated Amount. The First RJB Closing closed concurrently with the execution of the RJB Purchase Agreement on April 29, 2022. The Second RJB Closing has not closed. As of the date hereof, $1.0 million of the Outstanding Obligated Amount has been paid to us.
In addition, on April 29, 2022, in a separate private placement (the “Findley Private Placement”) which closed concurrently with the First RJB Closing, we entered into a purchase agreement with Linda Findley, a director and our President and Chief Executive Officer, under which we agreed to issue and sell to Ms. Findley in a separate private placement, which closed concurrently with the execution of the purchase agreement, 41,666 shares of Class A common Stock for an aggregate purchase price of $0.5 million (or $12.00 per share) (the “Findley Purchase Agreement”).
The Findley Purchase Agreement contains customary representations from us, on the one hand, and Ms. Findley, on the other hand.
REGISTRATION RIGHTS
November 2021 Registration Rights Agreement

On November 4, 2021, in connection with the closing of the private placements pursuant to the September 2021 Purchase Agreement, we entered into a registration rights agreement, which we refer to as the November 2021 Registration Rights Agreement, with RJB Partners and Mr. Salzberg pursuant to which we agreed, among other things, to file a shelf registration statement before December 3, 2021, with the SEC covering the resale of the shares of Class A common stock and shares of Class A common stock underlying the warrants issued to RJB Partners and Matthew B. Salzberg under the September 2021 Purchase Agreement as well as other shares of Class A common stock held by Mr. Sanberg, an affiliate of RJB Partners, and Mr. Salzberg as of the date of the September 2021 Purchase Agreement. Further, at any time the shelf registration statement is not effective, subject to the terms and conditions of the November 2021 Registration Rights Agreement, we are required upon a demand by either RJB Partners or Mr. Salzberg, which demand can be made up to four times each, to file and cause to be declared effective a shelf registration statement registering the resale of the registrable securities. In addition, the November 2021 Registration Rights Agreement provides certain piggyback registration rights to RJB Partners and Mr. Salzberg;
however, so long as a shelf registration statement is effective, then, subject to the terms and conditions of the November 2021 Registration Rights Agreement, we will have no obligation to allow RJB Partners and Mr. Salzberg to exercise their piggyback registration rights and include registrable securities in another registration statement being filed by us. Pursuant to the November 2021 Registration Rights Agreement, we are required to pay all registration expenses and indemnify these holders with respect to each registration of registrable shares that is affected.
April 2022 Registration Rights Agreements

Concurrently with the execution of the Original RJB Purchase Agreement, the company and RJB Partners entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), with respect to the shares purchased in the RJB Private Placement and those securities purchased by RJB Partners pursuant to the February 2022 Purchase Agreement (the “February 2022 Private Placement”), which amended and restated the registration rights agreement entered into with RJB in February 2022 concurrently with the execution of the February 2022 Purchase Agreement. Pursuant to the Amended and Restated Registration Rights, the company agreed, among other things, to file a registration statement (the “RJB Shelf Registration Statement”) with the SEC (i) within thirty (30) days of the date requested by RJB Partners, and (ii) on such other date as mutually agreed upon by the company and RJB Partners, covering the resale of the shares of Class A common stock purchased by RJB Partners and its Permitted Transferees (as defined in the Amended and Restated Registration Rights Agreement) in the RJB Private Placement and the shares of Class A common stock and shares of Class A common stock underlying the warrants issued to RJB Partners in the February 2022 Private Placement (collectively, the “RJB Registrable Securities”). Further, at any time the RJB Shelf Registration Statement is not effective, subject to the terms and conditions of the Amended and Restated Registration Rights Agreement, the company is required upon a demand by RJB Partners, to file and cause to be declared effective a shelf registration statement registering the resale of the RJB Registrable Securities; provided that RJB Partners and its affiliates are entitled under the Amended and Restated Registration Rights Agreement to a total of (i) five demands in the aggregate or (ii) two demands in any 12-month period. In addition, the Amended and Restated Registration Rights Agreement provides certain piggyback registration rights to RJB Partners; however, so long as a shelf registration statement for the RJB Registrable Securities is effective, then, subject to the terms and conditions of the Amended and Restated Registration Rights Agreement, the company shall have no obligation to allow RJB Partners to exercise its piggyback registration rights and include RJB
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Registrable Securities in another registration statement being filed by the company. Concurrently with the execution of Amendment No. 1, on August 7, 2022, we and RJB Partners amended the Amended and Restated Registration Rights Agreement to establish certain registration rights in respect of the Second RJB Closing Private Placement Shares consistent with those registration rights in respect of the shares of Class A common stock RJB Partners agreed to purchase from us under the Original RJB Purchase Agreement.
Concurrently with the execution of the Findley Purchase Agreement, we and Ms. Findley entered into a registration rights agreement (the “Findley Registration Rights Agreement” and together with the Amended and Restated Registration Rights Agreement, the “April 2022 Registration Rights Agreements”) with respect to the shares purchased in the Findley Private Placement, pursuant to which we agreed, among other things, to file a registration statement (the “Findley Shelf Registration Statement”) with the SEC (i) within thirty (30) days of the date requested by Ms. Findley and (ii) on such other date as mutually agreed upon by us and Ms. Findley, covering the resale of the shares of Class A common stock purchased by Ms. Findley in the Findley Private Placement (the “Findley Registrable Securities”). Further, at any time that the Findley Shelf Registration Statement is not effective, subject to the terms and conditions of the Findley Registration Rights Agreement, we are required upon a demand by Ms. Findley to file and cause to be declared effective a shelf registration statement registration the resale of the Findley Registrable Securities. In addition, the Findley Registration Rights Agreement provides certain piggyback registration rights to Ms. Findley; however, so long as a Findley Shelf Registration Statement is effective then, subject to the terms and conditions of the Findley Registration Rights Agreement, we shall have no obligation to allow Ms. Findley to exercise her piggyback registration rights and include Findley Registrable Securities in another registration statement being filed by us.
COMMERCIAL AGREEMENTS
Gift Card Sponsorship Agreements
On March 11, 2022 and May 5, 2022, we entered into Gift Card Sponsorship Agreements with an affiliate of Joseph N. Sanberg. Pursuant to these agreements, the Sanberg affiliate agreed to pay us a fee in the amount of $9.0 million and $20.0 million, (as amended by Gift Card Amendment No. 2 (as defined below), the “Gift Card Obligation”), respectively, to support a marketing program through which we have distributed and plan to distribute gift cards to customers, at our sole discretion, in order to support our growth strategy.

On August 7, 2022, we amended the Gift Card Sponsorship Agreement, dated as of May 5, 2022 (the “May Gift Card Sponsorship Agreement”), pursuant to which, among other things, Mr. Sanberg personally guaranteed the Gift Card Obligation. On September 7, 2022, we further amended the May Gift Card Sponsorship Agreement (“Gift Card Amendment No. 2”) to, among other things, reduce the net gift card sponsorship fee to $18.5 million. As of the date hereof, $5.8 million of the Gift Card Obligation has been paid to us.

Aspiration Co-Branded Credit Card Agreement

On December 15, 2021, we entered into a letter of intent with an Aspiration Card Services, LLC ("Aspiration Card Services”), an affiliate of Mr. Sanberg, to enter a Co-Branded Credit Card Agreement (the “Credit Card Agreement”), which agreement was entered into between Blue Apron, LLC ("LLC") and Aspiration Card Services on June 16, 2022. On February 2, 2023, LLC and Aspiration Card Services entered into a Mutual Termination Agreement, pursuant to which, the parties terminated the Credit Card Agreement.
Aspiration Sustainability and Carbon Credit Agreement
On March 31, 2022, we entered into a Sustainability and Carbon Credit Agreement with Aspiration Sustainable Impact Services, LLC ("Aspiration Sustainable"), an affiliate of Mr. Sanberg. Under the terms of the agreement, we agreed to purchase and retire 124,000 metric tons of carbon offsets to meet our goal of being “carbon neutral” by March 31, 2022. We paid an aggregate purchase price of $3.0 million for the carbon credits over a 90 day period following the signing of the agreement. Under the terms of the Sustainability and Carbon Credit Agreement, if we decide to purchase more credits from Aspiration Sustainable in 2023 or 2024, which we are under no obligation to do, Aspiration Sustainable will cap the pricing on such credits to the per credit amount we paid in 2022.
Aspiration Sustainable also performed the assessment of our carbon footprint that provided us with the basis for determining the amount of carbon offsets we needed to purchase. The fee for these services was waived as a condition of entering into the sustainability and carbon credit agreement.
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On June 30, 2022, LLC entered into a Sustainability and Carbon Credit Agreement with Aspiration Sustainable to purchase 248,000 metric tons of carbon offsets (the “Carbon Offsets”) to meet our goal of being “carbon neutral” in 2023 and 2024 with respect to Scope 1, Scope 2 and Scope 3 emissions for an aggregate purchase price of $6.0 million to be paid in 24 equal installments of $0.25 million (the “June Carbon Credit Agreement”). As of the date of the June Carbon Credit Agreement, Aspiration Sustainable transferred the rights, title and interest in the Carbon Offsets into a subaccount assigned to LLC and managed by Aspiration Sustainable, and as of the date of the Mutual Termination Agreement (as described below), LLC had paid $0.5 million under the June Carbon Credit Agreement (the “June Carbon Credit Paid Amount”) and $5.5 million remained to be paid under the June Carbon Credit Agreement (the “Remaining Amounts”). On February 2, 2023, LLC and Aspiration Sustainable entered into a Mutual Termination Agreement, pursuant to which, the parties terminated the Carbon Credit Agreement and pursuant to such termination (i) LLC retained 20,0000 of the Carbon Credits (as defined in the June Carbon Credit Agreement) (the “Owned Carbon Credits”) representing the number of Carbon Credits acquired by payment of the June Carbon Credit Paid Amount to apply to becoming “carbon neutral” in 2023 and 2024 with respect to Scope 1 and Scope 2 emissions only, and (ii) LLC transferred all rights, title and interest in the Carbon Credits, other than the Owned Carbon Credits, back to Aspiration Sustainable and Aspiration Sustainable moved such Carbon Credits out of LLC’s sub-account back into an account controlled by Aspiration Sustainable in exchange for Aspiration Sustainable releasing and discharging LLC’s obligation to pay the Remaining Amounts.

Feeding America Bulk Sale

On June 23, 2022, we entered into a purchase agreement with Feeding America for a bulk purchase of meal kit boxes and other bulk product items for an aggregate net purchase price of $10.0 million, which was expected to be funded by a directed donation from an affiliate of Mr. Sanberg.

INDEMNIFICATION AGREEMENTS
Our restated certificate of incorporation, as amended, provides that we will indemnify our officers and directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers.
ARRANGEMENTS WITH EXECUTIVE OFFICERS AND DIRECTORS
For a description of the compensation arrangements that we have with our executive officers and directors, see “Executive Compensation.”
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Transaction
OF OTHER BUSINESS
Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

Additional
INFORMATION
Procedures for Submitting Stockholder Proposals

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE ANNUAL MEETING
We must receive notice of proposals of stockholders (including director nominations) intended to be presented at the 2024 annual meeting of stockholders but not included in the proxy statement by March 14, 2024, but not before February 13, 2024. However, in the event the 2024 annual meeting of stockholders is scheduled to be held on a date before May 13, 2024, or after August 11, 2024, notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A stockholder must give written notice of such proposals to us at:

Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, NY 10005

Any nomination must include all the information specified in our amended and restated by-laws, including but not limited to:
•all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act,
•the person’s written consent to be named in the proxy statement and to serve as a director if elected, and
•such information as we might reasonably require to determine the eligibility of the person to serve as a director.
As to other business, the notice must include all information specified in our amended and restated by-laws, including but not limited to:
•a brief description of the business desired to be brought before the meeting,
•the reasons for conducting such business at the meeting, and
•any material interest of such stockholder (and the beneficial owner) in the proposal.
The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.
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ADDITIONAL INFORMATION | PROCEDURES FOR SUBMITTING STOCKHOLDER PROPOSALS
REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY’S PROXY MATERIALS
In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2024 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 26, 2023. Such proposals must be delivered to:

Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, NY 10005
REQUIREMENTS FOR SOLICITATION OF PROXIES IN SUPPORT OF DIRECTOR NOMINEES OTHER THAN THE COMPANY'S NOMINEES

In addition to the requirements stated above, any stockholder who intends to solicit proxies in support for director nominees other than the company’s nominees for the 2024 annual meeting of stockholders must comply with Rule 14a-19 under the Exchange Act. All applicable requirements of Rule 14a-19 must be satisfied and we must receive notice no later than April 13, 2024.

Such notice must be delivered to:

Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, NY 10005
74 BLUE APRON 2023 PROXY STATEMENT

Annex A
CERTIFICATE OF AMENDMENT
TO
RESTATED CERTIFICATE OF INCORPORATION
OF
BLUE APRON HOLDINGS, INC.
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Blue Apron Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

The resolution setting forth the amendment is as follows:

RESOLVED: That the first sentence of Article FOURTH of the Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following three paragraphs are inserted in lieu thereof:

“FOURTH: That, effective upon the effective time of this Certificate of Amendment to Restated Certificate of Incorporation (this “Certificate of Amendment”) with the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[ ]1 reverse stock split of the Corporation’s Class A Common Stock, $0.0001 par value per share (the “Class A Common Stock”), shall become effective, pursuant to which each [ ]1 shares of Class A Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Class A Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Class A Common Stock following the Reverse Stock Split shall remain at $0.0001 per share. No fractional shares of Class A Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Class A Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Class A Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Class A Common Stock, to which such holder would otherwise be entitled multiplied by the closing price per share of the Class A Common Stock on the New York Stock Exchange at the close of business on the trading day preceding the date of the Effective Time.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Class A Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Class A Common Stock, after the Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of Class A Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Class A Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate or, a new certificate evidencing and representing the number of whole shares of Class A Common Stock, after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 2,185,000,000 shares, consisting of 1,500,000,000 shares of Class A Common Stock, $0.0001 par value per share (“Class A Common Stock”), 175,000,000 shares of Class B Common Stock, $0.0001 par value per share (“Class
1 Shall be a number equal to or greater than 5 and equal to or lesser than 20 and shall include not more than four decimal digits, as determined by the Board of Directors.
A-1 BLUE APRON 2023 PROXY STATEMENT

B Common Stock”), 500,000,000 shares of Class C Capital Stock, $0.0001 par value per share (“Class C Capital Stock”), and 10,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).”

SECOND: This Certificate of Amendment shall be effective at 5:00 p.m., Eastern Time, on , 20 .

[Remainder of Page Intentionally Left Blank]

BLUE APRON 2022 PROXY STATEMENT B-2

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this day of , 20 .

__________________________________________________________________________
Linda Findley
President and Chief Executive Officer
A-3 BLUE APRON 2023 PROXY STATEMENT

Blue Apron Holdings, Inc.
28 Liberty Street
New York, NY 10005
investors.blueapron.com

PRELIMINARY PROXY CARD

Blue Apron

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, and 5 and 1 YEAR on Proposal 4

	For	Against	Abstain
01 - Beverly K. Carmichael	☐	☐	☐
02 - Jennifer Carr-Smith	☐	☐	☐
03 - Brenda Freeman	☐	☐	☐
04 - Elizabeth Huebner	☐	☐	☐

4. To hold a non-binding, advisory vote on the frequency of future advisory votes to approve named executive officer compensation — 1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

1 U P X 5 7 6 1 3 2

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Blue Apron Holdings, Inc.

Notice of 2023 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 12, 2023

The undersigned stockholder hereby appoints Linda Findley and Meredith L. Deutsch, or any of them, as proxies, each with power of substitution, and hereby authorizes them to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Blue Apron Holdings, Inc. to be held on June 12, 2023, held virtually at www.meetnow.global/MAGTJQZ, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each of the director nominees listed in Proposal 1, FOR Proposals 2, 3, and 5 and 1 YEAR on Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please vote, sign, date and return this proxy card promptly using the enclosed return envelope or vote by telephone or the Internet.

(Items to be voted appear on reverse side.)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Online
Prior to the Meeting - Go to **www.investorvote.com/APRN** or scan the QR code – login details are located in the shaded bar below.
Vote by 11:59 p.m., Eastern Time on June 11, 2023.

During the Meeting - Go to **www.meetnow.global/MAGTJQZ**

By Mail - You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Blue Apron Holdings, Inc. Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Blue Apron Holdings, Inc. Annual Meeting of Stockholders to be Held on June 12, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This is not a ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, which include the proxy statement and annual report to stockholders, are available at:

www.investorvote.com/APRN

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/APRN.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 3, 2023 to facilitate timely delivery.

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Blue Apron Holdings, Inc. Meeting Notice

Blue Apron Holdings, Inc.'s Annual Meeting of Stockholders will be held on Monday, June 12, 2023 at 10:00 A.M. Eastern Time, virtually via the Internet at www.meetnow.global/MAGTJQZ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR each nominee and FOR Proposals 2, 3, and 5 and 1 YEAR on Proposal 4:

1. Election of Director Nominees
   01 – Beverly K. Carmichael 02 – Jennifer Carr-Smith 03 - Brenda Freeman 04 - Elizabeth Huebner

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below. You will otherwise not receive a paper or email copy.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.investorvote.com/APRN.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Blue Apron Holdings, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 3, 2023.